As filed with the Securities and Exchange Commission on January 4, 2013

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21421

NEUBERGER BERMAN REAL ESTATE SECURITIES INCOME FUND INC.
(Exact Name of the Registrant as Specified in Charter)
c/o Neuberger Berman Management LLC
605 Third Avenue, 2nd Floor
New York, New York 10158-0180
(Address of Principal Executive Offices – Zip Code)

Registrant's telephone number, including area code: (212) 476-8800

Robert Conti
Chief Executive Officer and President
Neuberger Berman Real Estate Securities Income Fund Inc.
c/o Neuberger Berman Management LLC
605 Third Avenue, 2nd Floor
New York, New York 10158-0180

Arthur C. Delibert, Esq.
K&L Gates LLP
1601 K Street, N.W.
Washington, D.C. 20006-1600
 (Names and Addresses of agents for service)

Date of fiscal year end: October 31, 2012

Date of reporting period: October 31, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Report to Stockholders.

Neuberger Berman Real Estate
Securities Income Fund Inc.

Annual Report
October 31, 2012

Contents

PRESIDENT'S LETTER	1
PORTFOLIO COMMENTARY	2
SCHEDULE OF INVESTMENTS/TOP TEN EQUITY HOLDINGS	6
FINANCIAL STATEMENTS	11
FINANCIAL HIGHLIGHTS/PER SHARE DATA	24
Report of Independent Registered Public Accounting Firm	26
Distribution Reinvestment Plan	27
Directory	30
Directors and Officers	31
Proxy Voting Policies and Procedures	40
Quarterly Portfolio Schedule	40
Notice to Shareholders	40
Recent Market Conditions	40
Report of Votes of Shareholders	42
Board Consideration of the Management and Sub-Advisory Agreements	43

The "Neuberger Berman" name and logo are registered service marks of Neuberger Berman Group LLC. "Neuberger Berman Management LLC" and the individual Fund name in this piece are either service marks or registered service marks of Neuberger Berman Management LLC. ©2012 Neuberger Berman Management LLC. All rights reserved.

President's Letter

Dear Shareholder,

I am pleased to present to you this annual report for Neuberger Berman Real Estate Securities Income Fund Inc. for the 12 months ended October 31, 2012. The report includes portfolio commentary, a listing of the Fund's investments and its audited financial statements for the reporting period.

The Fund seeks to provide high current income with capital appreciation as a secondary objective. To pursue both, we have assembled a portfolio with a broad mix of equity securities of real estate investment trusts ("REITs") and other real estate companies. Our investment approach combines analysis of security fundamentals and real estate with property sector diversification. Our disciplined valuation methodology seeks real estate company securities that we believe are attractively priced relative to both their historical growth rates and the valuation of other property sectors.

I would like to provide an update on the Fund's common share tender offer program. In February 2009, the Fund's Board of Directors authorized a tender offer program consisting of up to four tender offers over a two-year period. Under the program, if the Fund's common shares traded at an average daily discount to net asset value per share ("NAV") of greater than 10% during a 12-week measurement period, the Fund would conduct a tender offer for between 5% and 20% of its outstanding common shares at a price equal to 98% of its NAV determined on the day the tender offer expired. During the reporting period, the Fund conducted one tender offer. The offer, for up to 5% of the Fund's outstanding common shares, commenced on October 31, 2011 and expired on November 29, 2011. In completing the tender offer, the Fund purchased 2,936,202 common shares.

On May 24, 2012, the Fund announced an intended schedule for redemption of its outstanding 57 Auction Market Preferred Shares ("AMPS"). All of these shares were redeemed in June 2012 at a price equal to the per share liquidation preference of $25,000, plus any accumulated and unpaid distributions.

Finally, on September 27, 2012, the Fund announced that it had completed the issuance of $25 million of Mandatory Redeemable Preferred Shares ("MRPS"). In issuing the MRPS, the Fund seeks to take advantage of the current interest rate environment. In particular, we believe it allows the Fund to lock in an attractive fixed-rate cost of financing for a portion of its leverage for a specified period. The Fund continues to use debt financing in the form of a committed credit facility for the remainder of its leverage. In the current market environment, the combination of equity and debt leverage may help provide greater flexibility and protection to the Fund. The total amount of the Fund's leverage increased slightly as a result of issuing the MRPS.

Thank you for your confidence in the Fund. We will continue to do our best to earn your trust in the years to come.

Sincerely,

Robert Conti
President and CEO
Neuberger Berman Real Estate Securities Income Fund Inc.

Neuberger Berman Real Estate Securities Income Fund Inc. Portfolio Commentary
(Unaudited)

Neuberger Berman Real Estate Securities Income Fund Inc. generated a 24.97% return on a net asset value ("NAV") basis for the 12 months ended October 31, 2012 and outperformed its benchmark, the FTSE NAREIT All Equity REITs Index, which posted a 16.79% return for the period. The Fund's use of leverage was a positive contributor to performance during the reporting period.

Despite periods of volatility, the real estate investment trust ("REIT") market generated strong results during the reporting period. We believe investor sentiment was impacted at times by a host of macro issues, including the ongoing European sovereign debt crisis and slowing global economic growth. However, in our view, these setbacks proved to be only temporary in nature. Overall, the REIT market was supported by gradually improving fundamentals and generally solid demand from investors looking to boost their returns in the current low interest rate environment.

We made several adjustments to the portfolio during the reporting period. We continued to increase the Fund's exposure to REIT common shares and reduce its weighting in REIT preferred shares. We felt a larger exposure to REIT common shares was warranted given our anticipation of ongoing and above average growth in the level of REIT common share distributions versus our outlook for a more stable level for REIT preferred share distributions. However, we did maintain approximately one-third of the Fund's total assets in REIT preferred shares in an attempt to achieve the Fund's dual objective of income generation and price appreciation. From a sector perspective, we increased the Fund's common share allocations to the Self Storage and Health Care sectors. Conversely, we pared the Fund's exposures to the Apartment, Regional Malls and Mixed sectors.

As previously mentioned, the use of leverage enhanced the Fund's performance during the reporting period as the REIT market generated strong results. Conversely, the Fund's use of interest rate swaps, which are used to hedge the Fund's floating rate borrowing costs, slightly detracted from performance.

Looking ahead, we remain positive about the intermediate- and long-term outlook for the REIT market. It is our belief that REIT fundamentals will continue to gradually improve, which would support better cash flow growth and an increase in dividends. Supply and demand technicals also appear positive, in our view. Furthermore, we anticipate that new supply will be constrained, whereas demand should remain solid as the economy slowly expands and interest rates are likely to remain low for an extended period. Finally, we believe we could see further acquisition activity from well-positioned REITs, which could be supportive for the overall REIT market.

Despite these positive points, we are somewhat wary about the shorter-term prospects for the REIT market given its strong performance over the last year and several macro issues that could impact investor sentiment. These include uncertainties regarding the overall economy, federal deficit reduction plans, the upcoming fiscal cliff and fears of contagion from the European sovereign debt crisis. Against this backdrop, we anticipate maintaining our defensive posture for the Fund and plan to continue emphasizing what we think are high-quality REITs with strong balance sheets and relatively low financial leverage.

Sincerely,

Steve Shigekawa and Brian Jones
Portfolio Co-Managers

The portfolio composition, industries and holding of the Fund are subject to change.

TICKER SYMBOL

Real Estate Securities Income Fund	NRO

SECTOR DIVERSIFICATION

(as a % of Total Investments)
Apartments	5.5%
Diversified	7.9
Health Care	12.6
Industrial	4.5
Lodging/Resorts	8.7
Manufactured Homes	1.0
Mixed	1.0
Mortgage Commercial Financing	10.5
Mortgage Home Financing	1.5
Office	14.7
Regional Malls	15.8
Self Storage	4.9
Shopping Centers	9.2
Timber	1.7
Short-Term Investments	0.5
Total	100.0%

PERFORMANCE HIGHLIGHTS

	Inception	Average Annual Total Return Ended 10/31/2012
	Date	1 Year	5 Years	Life of Fund
At NAV1	10/28/2003	24.97%	-6.35%	1.99%
At Market Price2	10/28/2003	24.46%	-7.12%	0.07%
Index
FTSE NAREIT All Equity REITs Index3		16.79%	2.00%	9.83%

Closed-end funds, unlike open-end funds, are not continually offered. Generally, there is an initial public offering and, once issued, common shares of closed-end funds are sold in the open market through a stock exchange.

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For more current performance data, please visit www.nb.com.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the sale of Fund shares.

Investment return and market price will fluctuate and common shares may trade at prices below NAV. Common shares, when sold, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Management LLC ("Management") had not waived a portion of its investment management fees during the periods shown. Please see Note B in the Notes to Financial Statements for specific information regarding fee waiver arrangements.

Endnotes (Unaudited)

1  Returns based on the net asset value ("NAV") of the Fund.

2  Returns based on the market price of Fund shares on the NYSE MKT.

3  Please see "Glossary of Index" starting on page 5 for a description of the index. Please note that the index does not take into account any fees, expenses or tax consequences of investing in the individual securities that it tracks, and that individuals cannot invest directly in any index. Data about the performance of the index is prepared or obtained by Management and reflects the reinvestment of income dividends and other distributions, if any. The Fund may invest in securities not included in the described index and/or may not invest in all securities included in the described index.

For more complete information on Neuberger Berman Real Estate Securities Income Fund Inc., call Management at (800) 877-9700, or visit our website at www.nb.com.

Glossary of Index (Unaudited)

FTSE NAREIT All Equity REITs Index:
An unmanaged free floating adjusted market capitalization weighted index that tracks the performance of all equity real estate investment trusts ("REITs") currently listed on the New York Stock Exchange, the NYSE MKT or the NASDAQ National Market List. Equity REITs include all tax-qualified REITs with more than 50 percent of total assets in qualifying real estate assets other than mortgages secured by real property.

Schedule of Investments Real Estate Securities Income Fund Inc.

TOP TEN EQUITY HOLDINGS

1	Ventas, Inc.	6.8%
2	CBL & Associates Properties, Inc.	6.5%
3	Glimcher Realty Trust	4.8%
4	Starwood Property Trust, Inc.	4.6%
5	Macerich Co.	4.2%
6	Sovran Self Storage, Inc.	4.0%
7	Highwoods Properties, Inc.	4.0%
8	HCP, Inc.	3.8%
9	NorthStar Realty Finance Corp.	3.7%
10	iStar Financial, Inc.	3.5%

NUMBER OF SHARES		VALUE†
Common Stocks (87.1%)
Apartments (7.5%)
56,900	AvalonBay Communities, Inc.	$7,713,364
43,200	Essex Property Trust, Inc.	6,480,000
117,501	Mid-America Apartment Communities, Inc.	7,603,490
		21,796,854
Commercial Financing (7.0%)
409,423	Apollo Commercial Real	6,923,343
	Estate Finance, Inc.
583,100	Starwood Property Trust, Inc.	13,364,652
		20,287,995
Diversified (6.6%)
122,100	American Assets Trust, Inc.	3,317,457
164,586	Digital Realty Trust, Inc.	10,110,518
125,265	Entertainment Properties Trust	5,568,029
		18,996,004
Health Care (17.1%)
248,600	HCP, Inc.	11,012,980
121,450	Health Care REIT, Inc.	7,217,774
100,000	LTC Properties, Inc.	3,301,000
359,700	OMEGA Healthcare Investors, Inc.	8,251,518
309,552	Ventas, Inc.	19,585,355
		49,368,627
Home Financing (2.1%)
376,500	Annaly Capital Management, Inc.	6,076,710
Industrial (5.3%)
153,722	EastGroup Properties, Inc.	8,002,767
212,586	ProLogis, Inc.	7,289,574
		15,292,341
Lodging/Resorts (1.3%)
203,800	RLJ Lodging Trust	3,631,716
Mixed (1.4%)
112,900	Liberty Property Trust	$3,965,048

Office (6.0%)
46,000	Boston Properties, Inc.	4,889,800
168,700	Corporate Office Properties Trust	4,209,065
133,180	Highwoods Properties, Inc.	4,295,055
224,500	Piedmont Office Realty Trust, Inc. Class A	3,996,100
		17,390,020
Real Estate Management & Development (2.9%)
553,100	Brookfield Office Properties, Inc.	8,534,333
Regional Malls (9.9%)
195,500	CBL & Associates Properties, Inc.	4,373,335
210,378	Macerich Co.	11,991,546
49,561	Simon Property Group, Inc.	7,543,680
431,200	Westfield Group	4,771,491
		28,680,052
Self Storage (6.6%)
54,200	Public Storage	7,513,746
200,865	Sovran Self Storage, Inc.	11,609,997
		19,123,743
Shopping Centers (11.1%)
171,100	Equity One, Inc.	3,575,990
42,300	Federal Realty Investment Trust	4,561,209
199,000	Kimco Realty Corp.	3,884,480
95,000	Regency Centers Corp.	4,561,900
232,270	Tanger Factory Outlet Centers	7,309,537
425,693	Urstadt Biddle Properties, Inc. Class A	8,062,625
		31,955,741
Timber (2.3%)
135,500	Rayonier, Inc.	6,640,855
	Total Common Stocks (Cost $185,125,237)	251,740,039

See Notes to Schedule of Investments

Schedule of Investments Real Estate Securities Income Fund Inc. cont'd

NUMBER OF SHARES		VALUE†
Preferred Stocks (48.4%)
Commercial Financing (7.3%)
131,915	iStar Financial, Inc., Ser. E, 7.88%	$2,768,896
185,000	iStar Financial, Inc., Ser. G, 7.65%	3,772,150
185,000	iStar Financial, Inc., Ser. I, 7.50%	3,711,100
444,484	NorthStar Realty Finance Corp., Ser. B, 8.25%	10,734,288
		20,986,434
Diversified (4.2%)
160,600	Cousins Properties, Inc., Ser. B, 7.50%	4,031,060
302,000	DuPont Fabros Technology, Inc., Ser. A, 7.88%	8,045,280
		12,076,340
Industrial (0.9%)
100,000	Terreno Realty Corp., Ser. A, 7.75%	2,587,000
Lodging/Resorts (10.5%)
370,000	Ashford Hospitality Trust, Inc., Ser. D, 8.45%	9,398,000
185,800	Eagle Hospitality Properties, Inc., Ser. A, 8.25%	929,000	*
179,900	Hersha Hospitality Trust, Ser. A, 8.00%	4,569,460
97,050	LaSalle Hotel Properties, Ser. G, 7.25%	2,493,215
250,000	Pebblebrook Hotel Trust, Ser. A, 7.88%	6,580,000
50,265	Sunstone Hotel Investors, Inc., Ser. A, 8.00%	1,266,175
200,000	Sunstone Hotel Investors, Inc., Ser. D, 8.00%	5,160,000
		30,395,850
Manufactured Homes (1.4%)
150,000	Equity Lifestyle Properties, Inc., Ser. C, 6.75%	3,930,000	*
Office (11.0%)
200,000	Corporate Office Properties Trust, Ser. L, 7.38%	$5,240,000
6,000	Highwoods Properties, Inc., Ser. A, 8.63%	7,230,000
175,000	Kilroy Realty Corp., Ser. H, 6.38%	4,387,250
347,930	Parkway Properties, Inc., Ser. D, 8.00%	8,778,274
240,000	SL Green Realty Corp., Ser. I, 6.50%	6,204,000
		31,839,524
Regional Malls (11.6%)
398,015	CBL & Associates Properties, Inc., Ser. D, 7.38%	10,141,422
165,000	CBL & Associates Properties, Inc., Ser. E, 6.63%	4,166,250	*
451,760	Glimcher Realty Trust, Ser. G, 8.13%	11,411,458
100,000	Glimcher Realty Trust, Ser. H, 7.50%	2,582,000
200,000	Taubman Centers, Inc., Ser. J, 6.50%	5,160,000
		33,461,130
Shopping Centers (1.5%)
26,966	Cedar Realty Trust, Inc., Ser. A, 8.88%	695,184
150,000	Cedar Realty Trust, Inc., Ser. B, 7.25%	3,715,500
		4,410,684
	Total Preferred Stocks (Cost $133,291,761)	139,686,962
Short-Term Investments (0.7%)
1,902,408	State Street Institutional Liquid Reserves Fund Institutional Class (Cost $1,902,408)	1,902,408
	Total Investments (136.2%) (Cost $320,319,406)	393,329,409	##
	Liabilities, less cash, receivables and other assets [(27.5%)]	(79,532,654)
	Liquidation Value of Mandatory Redeemable Preferred Shares [(8.7%)]	(25,000,000)
	Total Net Assets Applicable to Common Shareholders (100.0%)	$288,796,755

See Notes to Schedule of Investments

Notes to Schedule of Investments

†  In accordance with Accounting Standards Codification ("ASC") 820 "Fair Value Measurements and Disclosures" ("ASC 820"), all investments held by Neuberger Berman Real Estate Securities Income Fund Inc. (the "Fund") are carried at the value that Neuberger Berman Management LLC ("Management") believes the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Fund's investments, some of which are discussed below. Significant management judgment may be necessary to value investments in accordance with ASC 820.

ASC 820 established a three-tier hierarchy of inputs to create a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

●  Level 1 – quoted prices in active markets for identical investments

●  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)

●  Level 3 – significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

The value of the Fund's investments in equity securities and exchange traded funds, for which market quotations are readily available, is generally determined by Management by obtaining valuations from an independent pricing service based on the latest sale price quoted on a principal exchange or market for that security (Level 1 inputs). Securities traded primarily on the NASDAQ Stock Market are normally valued by the Fund at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no reported sale of a security on a particular day, the independent pricing service may value the security based on reported market quotations. The value of the Fund's investments in interest rate swap contracts is determined by Management by obtaining valuations from independent pricing services which consist of references to the underlying rates including the overnight index swap rate and London Interbank Offered Rate ("LIBOR") forward rate to produce the daily settlement price (generally Level 2 inputs). The value of the Fund's investments in certain preferred stock is determined by Management by obtaining valuations from independent pricing services which are based on market information which may include benchmark yields, reported trades, broker/dealer quotes, issuer spreads, benchmark securities, bids, offers, and reference data, such as market research publications, when available (generally Level 2 inputs).

Management has developed a process to periodically review information provided by independent pricing services for all types of securities.

Investments in State Street Institutional Liquid Reserves Fund Institutional Class are valued using the fund's daily calculated net asset value per share (Level 2 inputs).

See Notes to Financial Statements

Notes to Schedule of Investments (cont'd)

If a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount the Fund might reasonably expect to receive on a current sale in an orderly transaction, the Fund seeks to obtain quotations from principal market makers (generally considered Level 3 inputs). If such quotations are not readily available, the security is valued using methods the Fund's Board of Directors (the "Board") has approved on the belief that they reflect fair value. Numerous factors may be considered when determining the fair value of a security based on Level 2 or 3 inputs, including available analyst, media or other reports, trading in futures or ADRs and whether the issuer of the security being fair valued has other securities outstanding.

The value of the Fund's investments in foreign securities is generally determined using the same valuation methods and inputs as other Fund investments, as discussed above. Foreign security prices expressed in local currency values are translated from the local currency into U.S. dollars using the exchange rate as of 4:00 p.m., Eastern time. The Board has approved the use of Interactive Data Pricing and Reference Data, Inc. ("Interactive") to assist in determining the fair value of foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that the Fund could expect to receive for those securities or on days when foreign markets are closed and U.S. markets are open. In each of these events, Interactive will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors (Level 2 inputs). In the absence of precise information about the market values of these foreign securities as of the close of the New York Stock Exchange, the Board has determined on the basis of available data that prices adjusted in this way are likely to be closer to the prices the Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade.

Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades.

The following is a summary, categorized by Level, of inputs used to value the Fund's investments as of October 31, 2012:

Asset Valuation Inputs
	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks^	$251,740,039	$—	$—	$251,740,039
Preferred Stocks
Commercial Financing	20,986,434	—	—	20,986,434
Diversified	12,076,340	—	—	12,076,340
Industrial	2,587,000	—	—	2,587,000
Lodging/Resorts	30,395,850	—	—	30,395,850
Manufactured Homes	3,930,000	—	—	3,930,000
Office	24,609,524	7,230,000	—	31,839,524
Regional Malls	33,461,130	—	—	33,461,130
Shopping Centers	4,410,684	—	—	4,410,684
Total Preferred Stocks	132,456,962	7,230,000	—	139,686,962
Short-Term Investments	—	1,902,408	—	1,902,408
Total Investments	$384,197,001	$9,132,408	$—	$393,329,409

^  The Schedule of Investments provides information on the industry categorization for the portfolio.

See Notes to Financial Statements

Notes to Schedule of Investments (cont'd)

As of the year ending October 31, 2012, one foreign equity security was transferred from Level 2 to Level 1 as a result of the Fund's procedures for valuing securities at October 31, 2011, as stated in the description of the valuation methods of foreign equity securities above. Based on beginning of period market values as of October 31, 2011, approximately $3,471,325 was transferred from Level 2 to Level 1.

##  At October 31, 2012, the cost of investments for U.S. federal income tax purposes was $322,896,236. Gross unrealized appreciation of investments was $74,956,446 and gross unrealized depreciation of investments was $4,523,273, resulting in net unrealized appreciation of $70,433,173 based on cost for U.S. federal income tax purposes.

*  Security did not produce income during the last twelve months.

See Notes to Financial Statements

Statement of Assets and Liabilities

Neuberger Berman
REAL ESTATE SECURITIES INCOME FUND
October 31, 2012
Assets
Investments in securities, at value* (Note A)—see Schedule of Investments:
Unaffiliated issuers	$393,329,409
Dividends and interest receivable	352,931
Deferred organization cost	693,684
Prepaid expenses and other assets	13,063
Total Assets	394,389,087
Liabilities
Loans payable (Note A-9)	80,000,000
Mandatory Redeemable Preferred Shares Series A ($25,000 liquidation value per share; 1,000 shares outstanding) (Note A-9)	25,000,000
Due to custodian	84,144
Distributions payable—preferred shares	88,890
Distributions payable—common shares	60,423
Payable to investment manager—net (Note B)	178,863
Payable to administrator (Note B)	84,369
Interest payable (Note A-9)	8,146
Accrued expenses and other payables	87,497
Total Liabilities	105,592,332
Net Assets applicable to Common Shareholders	$288,796,755
Net Assets applicable to Common Shareholders consist of:
Paid-in capital—common shares	$644,332,875
Distributions in excess of net investment income	(1,566,088)
Accumulated net realized gains (losses) on investments	(426,980,035)
Net unrealized appreciation (depreciation) in value of investments	73,010,003
Net Assets applicable to Common Shareholders	$288,796,755
Common Shares Outstanding ($.0001 par value; 999,978,880 shares authorized)	55,787,846
Net Asset Value Per Common Share Outstanding	$5.18
*Cost of Investments	$320,319,406

See Notes to Financial Statements

Statement of Operations

Neuberger Berman
REAL ESTATE SECURITIES INCOME FUND
For the Year Ended October 31, 2012
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$14,178,499
Interest income—unaffiliated issuers	11,130
Foreign taxes withheld	(51,718)
Total income	$14,137,911
Expenses:
Investment management fees (Note B)	2,244,790
Administration fees (Note B)	935,329
Auction agent fees (Note A-15)	1,241
Audit fees	53,350
Basic maintenance expense (Note A-15)	26,250
Custodian fees (Note A)	91,924
Insurance expense	16,214
Legal fees	108,877
Shareholder reports	129,878
Stock exchange listing fees	13,969
Stock transfer agent fees	20,111
Interest expense (Note A-9)	1,464,609
Distributions to mandatory redeemable preferred shareholders and amortization of offering costs (Note A-9)	112,929
Directors' fees and expenses	52,893
Tender offer fees (Notes A-10 & E)	5,219
Miscellaneous	57,682
Total expenses	5,335,265
Investment management fees waived (Note B)	(261,892)
Expenses reduced by custodian fee expense offset arrangement (Note A)	(13)
Total net expenses	5,073,360
Net investment income (loss)	$9,064,551
Realized and Unrealized Gain (Loss) on Investments (Note A):
Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers	12,150,267
Foreign currency	(4,536)
Interest rate swap contracts	(2,950,012)
Change in net unrealized appreciation (depreciation) in value of:
Unaffiliated investment securities	35,545,378
Interest rate swap contracts	2,930,007
Net gain (loss) on investments	47,671,104
Distributions to Preferred Shareholders	(10,651)
Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	$56,725,004
See Notes to Financial Statements

Statements of Changes in Net Assets

Neuberger Berman
	REAL ESTATE SECURITIES INCOME FUND
	Year Ended October 31, 2012	Year Ended October 31, 2011
Increase (Decrease) in Net Assets Applicable to Common Shareholders:
From Operations (Note A):
Net investment income (loss)	$9,064,551	$11,736,849
Net realized gain (loss) on investments	9,195,719	7,126,725
Change in net unrealized appreciation (depreciation) of investments	38,475,385	(298,638)
Distributions to Preferred Shareholders From (Note A-9):
Net investment income	(10,651)	(493,049)
Benefit to Common Shareholders from Tender Offer for Auction Market Preferred Shares (Note A-10)	—	1,475,500
Net increase (decrease) in net assets applicable to common shareholders resulting from operations	56,725,004	19,547,387
Distributions to Common Shareholders From (Note A-7):
Net investment income	(13,447,807)	(14,279,216)
From Capital Share Transactions (Note D):
Payments for shares redeemed in connection with common tender offers (Note E)	(11,656,722)	(13,259,270)
Net Increase (Decrease) in Net Assets Applicable to Common Shareholders	31,620,475	(7,991,099)
Net Assets Applicable to Common Shareholders:
Beginning of year	257,176,280	265,167,379
End of year	$288,796,755	$257,176,280
Undistributed net investment income (loss) at end of year	$—	$99,535
Distributions in excess of net investment income at end of year	$(1,566,088)	$—
See Notes to Financial Statements

Statement of Cash Flows

Neuberger Berman
REAL ESTATE SECURITIES INCOME FUND
For the Year Ended October 31, 2012
Increase (decrease) in cash:
Cash flows from operating activities:
Net increase in net assets applicable to Common Shareholders resulting from operations	$56,725,004
Adjustments to reconcile net increase in net assets applicable to Common Shareholders resulting from operations to net cash provided by operating activities:
Changes in assets and liabilities:
Purchase of investment securities	(79,464,240)
Proceeds from disposition of investment securities	84,060,297
Purchase/sale of short-term investment securities, net	5,064,185
Increase in net interest payable/receivable on interest rate swap contracts	(314,200)
Decrease in dividends and interest receivable	235,623
Increase in prepaid expenses and other assets	(685,656)
Decrease in receivable for securities sold	2,045,949
Decrease in deposits with brokers for open swap contracts	3,250,000
Increase in accumulated unpaid dividends on Mandatory Redeemable Preferred Shares	88,890
Decrease in accumulated unpaid dividends on Auction Market Preferred Shares	(246)
Decrease in payable for securities purchased	(1,503,232)
Decrease in interest payable	(137,310)
Decrease in accrued expenses and other payables	(211,187)
Unrealized appreciation on securities	(35,545,378)
Unrealized appreciation on interest rate swap contracts	(2,930,007)
Net realized gain from investments	(12,150,267)
Net realized loss foreign currency	4,536
Net realized loss from interest rate swaps contracts	2,950,012
Net cash provided by operating activities	$21,482,773
Cash flows from financing activities:
Cash distributions paid on Common Shares	(13,485,195)
Payout for Common Shares redeemed via tender offers	(11,656,722)
Cash receipts Mandatory Redeemable Preferred Shares (Note A-9)	25,000,000
Payout for Auction Market Preferred Shares redeemed	(1,425,000)
Cash disbursement from loan	(20,000,000)
Net cash used in financing activities	(21,566,917)
Net increase (decrease) in cash	(84,144)
Cash:
Beginning balance	0
Ending balance	$(84,144)
Supplemental disclosure
Cash paid for interest	$1,601,919

See Notes to Financial Statements

Notes to Financial Statements Real Estate Securities Income
Fund Inc.

Note A—Summary of Significant Accounting Policies:

1  General: The Fund was organized as a Maryland corporation on August 28, 2003 as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Board may classify or re-classify any unissued shares of capital stock into one or more classes of preferred stock without the approval of shareholders.

The preparation of financial statements in accordance with U.S. generally accepted accounting principles ("GAAP") requires Management to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

2  Portfolio valuation: Investment securities are valued as indicated in the notes following the Schedule of Investments.

3  Foreign currency translation: The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars using the exchange rate as of 4:00 p.m., Eastern time, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain (loss), if any, arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statement of Operations.

4  Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, if any, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statement of Operations. Included in net realized gain (loss) on investments are proceeds from the settlements of class action litigation in which the Fund participated as a class member. The amount of such proceeds for the year ended October 31, 2012 was $194,786.

5  Income tax information: It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the requirements of the U.S. Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. To the extent the Fund distributes substantially all of its earnings to shareholders, no federal income or excise tax provision is required.

The Fund has adopted the provisions of ASC 740 "Income Taxes" ("ASC 740"). ASC 740 sets forth a minimum threshold for financial statement recognition of a tax position taken, or expected to be taken, in a tax return. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as an income tax expense in the Statement of Operations. The Fund is subject to examination by U.S. federal and state tax authorities for returns filed for the prior three fiscal years 2009 - 2011. As of October 31, 2012, the Fund did not have any unrecognized tax positions.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole.

As determined on October 31, 2012, permanent differences resulting primarily from different book and tax accounting were reclassified at year end. Such differences may be attributed to one or more of the following: income recognized on interest rate swaps, non-deductible restructuring costs, foreign currency gains and losses, distributions in excess of current earnings and the characterization of distributions from real estate investment trusts ("REITs"). These reclassifications had no effect on net income, net asset value ("NAV") applicable to common shareholders or NAV per common share of the Fund. For the year ended October 31, 2012, the Fund recorded the following permanent reclassifications:

Paid-in Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gains (Losses) on Investments
$ (5,682,832)	$ 2,728,284	$ 2,954,548

For tax purposes, short-term gains are considered ordinary income.

The tax character of distributions paid during the years ended October 31, 2012 and October 31, 2011 were as follows:

Distributions Paid From:
Ordinary Income		Long-Term Capital Gain		Tax Return of Capital		Total
2012	2011	2012	2011	2012	2011	2012	2011
$ 13,558,458	$ 14,772,265	$ —	$ —	$ —	$ —	$ 13,558,458	$ 14,772,265

As of October 31, 2012, the components of distributable earnings (accumulated losses) on a U.S. Federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Gain	Unrealized Appreciation (Depreciation)	Loss Carryforwards and Deferrals	Other Temporary Differences	Total
$ —	$ —	$ 70,433,173	$ (425,819,980)	$ (149,313)	$ (355,536,120)

The differences between book basis and tax basis distributable earnings are primarily due to: timing differences of distribution payments, timing differences of wash sales, capital loss carryforwards and passive foreign investment company un-reversed inclusions.

To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of the Fund not to distribute such gains. The Regulated Investment Company ("RIC") Modernization Act of 2010 (the "Act") became effective for the Fund on November 1, 2011. The Act modernizes several of the federal income and excise tax provisions related to RICs. Among the changes made are changes to the capital loss carryforward rules allowing for RICs to carry forward capital losses indefinitely and to retain the character of capital loss carryforwards as short-term or long-term ("Post-Enactment"). Rules in effect previously limited the carryforward period to eight years and all carryforwards were considered short-term in character ("Pre-Enactment"). As determined at October 31, 2012, the Fund had unused capital loss carryforwards available for federal income tax purposes to offset net realized capital gains, if any, as follows:

Pre-Enactment
Expiring In:
2016	2017
$ 218,022,625	$ 207,797,355

Post-Enactment capital loss carryforwards must be fully used before Pre-Enactment capital loss carryforwards; therefore, under certain circumstances, Pre-Enactment capital loss carryforwards available as of the report date may expire unused. As of October 31, 2012, the Fund had no Post-Enactment capital loss carryforwards.

During the year ended October 31, 2012, the Fund utilized capital loss carryforwards of $11,562,277.

6  Foreign taxes: Foreign taxes withheld represent amounts withheld by foreign tax authorities, net of refunds recoverable.

7  Distributions to common shareholders: The Fund earns income, net of expenses, daily on its investments. It is the policy of the Fund to declare and pay monthly distributions to common shareholders. The Fund has adopted a policy to pay common shareholders a stable monthly distribution. The Fund's ability to satisfy its policy will depend on a number of factors, including the stability of income received from its investments, the availability of capital gains, distributions paid on preferred shares, interest paid on any borrowings and the level of Fund expenses. In an effort to maintain a stable distribution amount, the Fund may pay distributions consisting of net investment income, realized gains and paid-in capital. There is no assurance that the Fund will always be able to pay distributions of a particular size, or that distributions will consist solely of net investment income and realized capital gains. The composition of the Fund's distributions for the calendar year 2012 will be reported to Fund shareholders on IRS Form 1099DIV. The Fund may pay distributions in excess of those required by its stable distribution policy to avoid excise tax or to satisfy the requirements of Subchapter M of the Internal Revenue Code. Distributions to common shareholders are recorded on the ex-date. Net realized capital gains, if any, will be offset to the extent of any available capital loss carryforwards. Any such offset will not reduce the level of the stable monthly distribution paid by the Fund. Distributions to preferred shareholders are accrued and determined as described in Note A-9.

The Fund invests a significant portion of its assets in securities issued by real estate companies, including REITs. The distributions the Fund receives from REITs are generally composed of income, capital gains, and/or return of REIT capital, but the REITs do not report this information to the Fund until the following calendar year. At October 31, 2012, the Fund estimated these amounts within the financial statements since the information is not available from the REITs until after the Fund's fiscal year-end. For the year ended October 31, 2012, the character of distributions paid to shareholders disclosed within the Statements of Changes in Net Assets is based on estimates made at that time. All estimates are based upon REIT information sources available to the Fund together with actual IRS Forms 1099DIV received to date. Based on past experience it is possible that a portion of the Fund's distributions during the current fiscal year will be considered tax return of capital, but the actual amount of the tax return of capital, if any, is not determinable until after the Fund's fiscal year-end. After calendar year-end, when the Fund learns the nature of the distributions paid by REITs during that year, distributions previously identified as income are often re-characterized as return of capital and/or capital gain. After all applicable REITs have informed the Fund of the actual breakdown of distributions paid to the Fund during its fiscal year, estimates previously recorded are adjusted on the books of the Fund to reflect actual results. As a result, the composition of the Fund's distributions as reported herein may differ from the final composition determined after calendar year-end and reported to Fund shareholders on IRS Form 1099DIV.

On October 31, 2012, the Fund declared a monthly distribution to common shareholders in the amount of $0.02 per share, payable on November 30, 2012 to shareholders of record on November 15, 2012, with an ex-date of November 13, 2012. Subsequent to October 31, 2012, the Fund declared a monthly distribution to common shareholders in the amount of $0.02 per share, payable on December 31, 2012 to shareholders of record on December 17, 2012, with an ex-date of December 13, 2012.

8  Expense allocation: Certain expenses are applicable to multiple funds. Expenses directly attributable to the Fund are charged to the Fund. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributable to a particular investment company (e.g., the Fund) are allocated among the Fund and the other investment companies in the complex or series thereof on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the investment companies in the complex or series thereof can otherwise be made fairly.

9  Financial leverage: On December 10, 2003, the Fund re-classified 12,000 unissued shares of capital stock as Series A Auction Market Preferred Shares, Series B Auction Market Preferred Shares, Series C Auction Market Preferred Shares and Series D Auction Market Preferred Shares ("AMPS"). On January 27, 2004, the Fund issued 2,450 Series A AMPS, 2,450 Series B AMPS, 2,450 Series C AMPS and 2,450 Series D AMPS. On March 7, 2008, Neuberger Berman Realty Income Fund Inc. merged with and into the Fund. In connection with the reorganization, the Fund renamed its Series B AMPS, Series C AMPS and Series D AMPS as Series C AMPS, Series G AMPS and Series H AMPS, respectively. In addition, the Fund re-classified 9,120 unissued shares of capital stock as Series B AMPS, Series D AMPS, Series E AMPS, and Series F AMPS and issued 2,280 Series B AMPS, 2,280 Series D AMPS, 2,280 Series E AMPS, and 2,280 Series F AMPS. All AMPS had a liquidation preference of $25,000 per share plus any accumulated unpaid distributions, whether or not earned or declared by the Fund, but excluding interest thereon ("Liquidation Value").

When the AMPS auctions resulted in a failed auction, the Fund paid distributions on its AMPS at the maximum rate. During the period from November 1, 2011 until June 6, 2012, in several auctions for Series A AMPS and Series H AMPS all orders received by the auction agent were "submitted hold orders" and the distribution rates determined by such auctions were set in accordance with the terms of the Articles Supplementary.

Except when the Fund declared a special rate period, distributions to preferred shareholders, which were cumulative, accrued daily and paid every 7 days for Series A AMPS, Series B AMPS, Series C AMPS, Series D AMPS, Series E AMPS, and Series F AMPS and every 28 days for Series G AMPS and Series H AMPS. Distribution rates reset every 7 days for Series A AMPS, Series B AMPS, Series C AMPS, Series D AMPS, Series E AMPS, and Series F AMPS and every 28 days for Series G AMPS and Series H AMPS based on the results of an auction, except during special rate periods. For the year ended October 31, 2012, distribution rates ranged from 0.17% to 1.47% for Series A, 1.44% to 1.47% for Series B, 1.44% to 1.47% for Series C, 1.44% to 1.47% for Series D, 1.44% to 1.46% for Series E, 1.44% to 1.47% for Series F, 1.49% to 1.55% for Series G, and 0.19% to 0.23% for Series H AMPS. The Fund paid distributions to preferred shareholders for the period November 1, 2011 to June 17, 2012 of $423, $1,544, $886, $2,216, $1,078, $3,249, $949 and $305 for Series A, Series B, Series C, Series D, Series E, Series F, Series G, and Series H AMPS, respectively.

During June 2012, the Fund redeemed its remaining 2 Series A, 7 Series B, 4 Series C, 10 Series D, 5 Series E, 15 Series F, 4 Series G and 10 Series H AMPS for a total redemption amount of $1,425,000. As of June 18, 2012, the Fund no longer had any AMPS outstanding.

On September 26, 2012, pursuant to a Master Securities Purchase Agreement, the Fund issued 1,000 Mandatory Redeemable Preferred Shares Series A (the "Preferred Shares") in a private placement with an aggregate liquidation preference of $25 million. Distributions are accrued daily and paid quarterly at a fixed rate. For financial reporting purposes only, the liquidation preference of the Preferred Shares is recognized as a liability in the Statement of Assets and Liabilities.

The Fund has paid up front offering and organizational expenses which are being amortized over the life of the Preferred Shares. The expenses are included in the Distributions to mandatory redeemable preferred shareholders and amortization of offering costs that is reflected in the Statement of Operations.

The Fund is subject to certain restrictions relating to the Preferred Shares. Failure to comply with these restrictions could preclude the Fund from declaring any distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of Preferred Shares at their liquidation preference plus accrued but unpaid distributions and certain expenses. The holders of Preferred Shares are entitled to one vote per share and will vote with holders of common shares as a single class, except that the holders of Preferred Shares will vote separately as a class on certain matters, as required by law or the Fund's organizational documents. The holders of Preferred Shares, voting as a separate class, are entitled at all times to elect two Directors of the Fund, and to elect a majority of the Directors of the Fund if the Fund fails to pay distributions on the Preferred Shares for two consecutive years.

The table below sets forth key terms of the Preferred Shares.

Series	Mandatory Redemption Date	Fixed Rate	Shares Outstanding	Aggregate Liquidation Preference	Estimated Fair Value
Series A	9/26/17	4.00%	1,000	$25,000,000	$24,900,000

After September 26, 2014, the Fund may redeem Preferred Shares, in whole or in part, at its option after giving a minimum amount of notice to the Preferred Shareholders but will incur additional expenses if it chooses to do so.

In September 2008, the Fund entered into a $240 million secured, committed, three-year revolving credit facility (the "Facility") with State Street Bank and Trust Company ("State Street"). In September 2011, the Fund amended the Facility to reduce its commitment size to $135 million and extend its term. In February 2012 and again in August 2012, the Fund amended the Facility to extend its term. Under the Facility, interest is charged on LIBOR Loans at an adjusted LIBOR rate and is payable on the last day of each interest period. The Fund pays a commitment fee in arrears based on the unused portion of the Facility. This fee is included in the interest expense that is reflected in the Statement of Operations. Under the terms of the Facility, the Fund is required to satisfy certain collateral requirements and maintain a certain level of net assets. At October 31, 2012, there were $80 million in loans outstanding under the Facility.

10  Auction market preferred share tender offer: The Fund conducted a tender offer that commenced on March 1, 2011 and expired on April 5, 2011, for up to 100% of its outstanding AMPS at a price equal to 98% of the per share liquidation preference of $25,000 plus any unpaid dividends accrued through the expiration of the offer. Under the terms of the tender offer, on April 5, 2011, the Fund accepted 2,951 AMPS, representing 98% of its then outstanding AMPS. Final payment was made at $24,500 per share, representing 98% of the per share liquidation preference of $25,000, plus any unpaid dividends accrued through April 5, 2011. Because the tender offer price was less than the AMPS per share liquidation preference, the tender offer had a positive impact on NAV in the amount of $1,475,500, which is reflected in the Statements of Changes under the caption "Benefit to Common Shareholders from Tender Offer for Auction Market Preferred Shares (Note A-10)."

11  Concentration of risk: Under normal market conditions, the Fund's investments will be concentrated in income-producing common equity securities, preferred securities, convertible securities and non-convertible debt securities issued by companies deriving the majority of their revenue from the ownership, construction, financing, management and/or sale of commercial, industrial, and/or residential real estate. The value of the Fund's shares may fluctuate more due to economic, legal, cultural, geopolitical or technological developments affecting the United States real estate industry, or a segment of the United States real estate industry in which the Fund owns a substantial position, than would the shares of a fund not concentrated in the real estate industry.

12  Derivative instruments: During the year ended October 31, 2012, the Fund's use of derivatives, as described below, was limited to interest rate swap contracts. The Fund has adopted the provisions of ASC 815 "Derivatives and Hedging" ("ASC 815"). The disclosure requirements of ASC 815 distinguish between derivatives that qualify for hedge accounting and those that do not. Because investment companies value their derivatives at fair value and recognize changes in fair value through the Statement of Operations, they do not qualify for hedge accounting. Accordingly, even though the Fund's investments in derivatives may represent economic hedges, they are considered non-hedge transactions for purposes of this disclosure.

Interest rate swaps: The Fund entered into an interest rate swap transaction, with an institution that Management has determined is creditworthy, to reduce the risk that an increase in short-term interest rates could reduce common share net earnings as a result of leverage. Under the terms of an interest rate swap contract, the Fund agrees to pay the swap counterparty a fixed-rate payment in exchange for the counterparty's paying the Fund a variable-rate payment that is intended to approximate all or a portion of the Fund's variable-rate payment obligation on the Fund's AMPS and Facility. The fixed-rate and variable-rate payment flows are netted against each other, with the difference being paid by one party to the other on a monthly basis. The Fund segregates cash or liquid securities having a value at least equal to the Fund's net payment obligations under any swap transaction, marked to market daily. There is no guarantee that these swap transactions will be successful in reducing or limiting risk.

Risks may arise if the counterparty to a swap contract fails to comply with the terms of its contract. The loss incurred by the failure of a counterparty is generally limited to the net interest payment to be received by the Fund and/or the termination value at the end of the contract. Additionally, risks may arise if there is no liquid market for these agreements or from movements in interest rates unanticipated by Management.

Periodic expected interim net interest payments or receipts on the swaps are recorded as an adjustment to unrealized gains/losses, along with the fair value of the future periodic payment streams on the swaps. The unrealized gains/losses associated with the periodic interim net interest payments are reclassified to realized gains/losses in conjunction with the actual net receipt or payment of such amounts. The reclassifications do not impact the Fund's total net assets applicable to common shareholders or its total net increase (decrease) in net assets applicable to common shareholders resulting from operations. At October 31, 2012, the Fund had no outstanding interest rate swap contracts.

The impact of the use of these derivative instruments on the Statement of Operations during the year ended October 31, 2012, was as follows:

Realized Gain (Loss)
	Interest Rate Risk	Statement of Operations Location
Interest Rate Swap Contract	$(2,950,012)	Net realized gain (loss)
Total Realized Gain (Loss)	$(2,950,012)	on: interest rate swap contracts
Change in Appreciation (Depreciation)
	Interest Rate Risk	Statement of Operations Location
Interest Rate Swap Contract	$2,930,007	Change in net unrealized appreciation
Total Change in Appreciation (Depreciation)	$2,930,007	(depreciation) in value of: interest rate swap contracts

13  Investments in foreign securities: Investing in foreign securities may involve certain sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability, nationalization, expropriation, or confiscatory taxation) and the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States. Foreign securities also may experience greater price volatility, higher rates of inflation, and delays in settlement.

14  Indemnifications: Like many other companies, the Fund's organizational documents provide that its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, both in some of its principal service contracts and in the normal course of its business, the Fund enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Fund's maximum exposure under these arrangements is unknown as this could involve future claims against the Fund.

15  Arrangements with certain non-affiliated service providers: The Fund has an expense offset arrangement in connection with its custodian contract. For the year ended October 31, 2012, the impact of this arrangement was a reduction of expenses of $13.

In connection with the settlement of each AMPS auction, the Fund paid, through the auction agent, a service fee to each participating broker-dealer based upon the aggregate liquidation preference of the AMPS held by the broker-dealer's customers. For any auction preceding a rate period of less than one year, the service fee was paid at the annual rate of 1/4 of 1% if the auction was successful, and up to 3/20 of 1% if the auction failed; for any auction preceding a rate period of one year or more, the service fee was paid at a rate agreed to by the Fund and the broker-dealer.

In order to satisfy rating agency requirements, the Fund is required to provide the rating agency that rates its Preferred Shares (AMPS prior to June 18, 2012) a report on a monthly basis verifying that the Fund is maintaining eligible assets having a discounted value equal to or greater than the Preferred Shares Basic Maintenance Amount, which is a minimum level set by the rating agency as one of the conditions to maintain its rating on the Preferred Shares (AMPS prior to June 18, 2012). "Discounted value" refers to the fact that the rating agency requires the Fund, in performing this calculation, to discount portfolio securities below their face value, at rates determined by the rating agency. The Fund pays a fee to State Street for the preparation of this report, which is reflected in the Statement of Operations under the caption "Basic maintenance expense."

Note B—Management Fees, Administration Fees, and Other Transactions with Affiliates:

The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 0.60% of its average daily Managed Assets. Managed Assets equal the total assets of the Fund, less liabilities other than the aggregate indebtedness entered into for purposes of leverage. For purposes of calculating Managed Assets, the Liquidation Value of any Preferred Shares (AMPS prior to June 18, 2012) outstanding and borrowings under the Facility are not considered liabilities.

In connection with the common share tender offer program, more fully described in Note E, Management had agreed to voluntarily extend for one year the contractual fee waivers that had been in place, so that the total effective fee waiver as a percentage of average daily Managed Assets would be:

Year Ended October 31,	% of Average Daily Managed Assets
2012	0.07

For the year ended October 31, 2012, such waived fees amounted to $261,892.

The Fund retains Management as its administrator under an Administration Agreement. The Fund pays Management an administration fee at the annual rate of 0.25% of its average daily Managed Assets under this agreement. Additionally, Management retains State Street as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under the agreement.

Neuberger Berman LLC ("Neuberger") is retained by Management to furnish it with investment recommendations and research information without added cost to the Fund. Several individuals who are officers and/or Directors of the Fund are also employees of Neuberger and/or Management.

Management and Neuberger are indirect subsidiaries of Neuberger Berman Group LLC (("NBG") and together with its consolidated subsidiaries ("NB Group")). NBSH Acquisition, LLC ("NBSH"), which is owned by portfolio managers, members of the NB Group management team and certain of NB Group's key employees and senior professionals, owns, as of September 30, 2012, approximately 57% of NBG's common units, and Lehman Brothers Holdings Inc. ("LBHI") and certain of its subsidiaries (collectively the "LBHI Parties") own the remaining 43% of such common units. Pursuant to agreements among NBG, NBSH and the LBHI Parties, NBG is entitled to acquire the remaining Class A common units through a process that is expected to end in 2017. In April 2012, NBG exercised its option (the "Redemption Agreement Option") to redeem during 2012 certain of its Class A common units held by the LBHI Parties equal to 10% of NBG's aggregate common units issued and outstanding as of

March 16, 2012. The final payment for such Class A common units is due within thirty (30) days of December 31, 2012.

Note C—Securities Transactions:

During the year ended October 31, 2012, there were purchase and sale transactions of long-term securities (excluding interest rate swap contracts) of $81,175,204 and $80,370,893, respectively.

During the year ended October 31, 2012, no brokerage commissions on securities transactions were paid to affiliated brokers.

Note D—Capital:

At October 31, 2012, the common shares outstanding and the common shares of the Fund owned by Neuberger were as follows:

Common Shares Outstanding	Common Shares Owned by Neuberger
55,787,846	20,806

Transactions in common shares for the years ended October 31, 2012 and October 31, 2011, were as follows:

	2012	2011
Redemption of Common Shares (Note E)	(2,936,202)	(3,090,739)
Net Increase (Decrease) in Common Shares Outstanding	(2,936,202)	(3,090,739)

Note E—Common Share Tender Offer Program:

In 2009, the Fund's Board authorized a semi-annual common share tender offer program consisting of up to four tender offers over a two-year period ("Tender Offer Program"). Under the Tender Offer Program, if the Fund's common shares traded at an average daily discount to NAV per share of greater than 10% during a 12-week measurement period, the Fund would have conducted a tender offer for between 5% and 20% of its outstanding common shares at a price equal to 98% of its NAV per share determined on the day the tender offer expired. The tender offer program ended in November 2011.

During the initial measurement period under the Tender Offer Program, the Fund's common shares traded at an average daily discount to NAV per share of greater than 10% and, therefore, the Fund conducted a tender offer for up to 5% of its outstanding common shares that commenced September 18, 2009 and ended October 16, 2009. Under the terms of the tender offer, on October 23, 2009, the Fund accepted for purchase 3,424,642 common shares, representing approximately 5% of its then-outstanding common shares. Final payment was made at $3.00 per share, representing 98% of the NAV per share on October 16, 2009.

During the second measurement period under the Tender Offer Program, the Fund's common shares traded at an average daily discount to NAV per share of greater than 10% and, therefore, the Fund conducted a tender offer for up to 5% of its outstanding common shares that commenced June 11, 2010 and expired July 9, 2010. Under the terms of the tender offer, on July 14, 2010, the Fund accepted for purchase 3,253,410 common shares, representing approximately 5% of its then outstanding common shares. Final payment was made at $3.64 per share, representing 98% of the NAV per share on July 9, 2010.

During the third measurement period under the Tender Offer Program, the Fund's common shares traded at an average daily discount to NAV per share of greater than 10% and, therefore, the Fund conducted a tender offer for up to 5% of its outstanding common shares that commenced December 20, 2010 and expired January 19, 2011. Under the terms of the tender offer, on January 25, 2011, the Fund accepted for purchase 3,090,739 common shares, representing approximately 5% of its then outstanding common shares. Final payment was made at $4.29 per share, representing 98% of the NAV per share on January 19, 2011.

During the fourth and final measurement period under the Tender Offer Program, the Fund's common shares traded at an average daily discount to NAV of greater than 10% and, therefore, the Fund conducted a tender offer for up to 5% of its outstanding common shares that commenced October 31, 2011 and expired November 29, 2011. Under the terms of the tender offer, on December 5, 2011, the Fund accepted for purchase 2,936,202 common shares, representing approximately 5% of its then outstanding common shares. Final payment was made at $3.97 per share, representing 98% of the NAV per share on November 29, 2011.

In connection with the Fund's adoption of the Tender Offer Program in 2009, Management agreed to voluntarily extend for one year the contractual fee waiver then in place to offset some of the expenses associated with, or possible increases in the Fund's expense ratio resulting from, the tender offers (see Note B for additional disclosure). The fee waiver has terminated. The Board retained the ability, consistent with its fiduciary duty, to opt out of the Tender Offer Program should circumstances arise that the Board believed could cause a material negative effect on the Fund or the Fund's shareholders.

Note F—Recent Accounting Pronouncement:

In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update 2011-11 Disclosures about Offsetting Assets and Liabilities ("ASU 2011-11"). Effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods, ASU 2011-11 is intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. At this time, Management is evaluating the implications of ASU 2011-11 and its impact on the financial statements.

Financial Highlights

Real Estate Securities Income Fund Inc.
The following table includes selected data for a share outstanding throughout each year and other performance information derived from the Financial Statements. Per share amounts that round to less than $0.01 or $(0.01) per share are presented as $0.00 or $(0.00), respectively.
	Year Ended October 31,
	2012		2011		2010		2009		2008
Common Share Net Asset Value, Beginning of Year	$4.38		$4.29		$2.98		$3.45		$16.17
Income From Investment Operations Applicable to Common Shareholders:
Net Investment Income (Loss)ў	.16		.20		.22		.19		1.00
Net Gains or Losses on Securities (both realized and unrealized)	.88		.11		1.35		(.05)		(10.32)
Common Share Equivalent of Distributions to Preferred Shareholders From:
Net Investment Incomeў	(.00)		(.01)		(.02)		(.02)		(.21)
Net Capital Gainsў	—		—		—		—		(.06)
Total Distributions to Preferred Shareholders	(.00)		(.01)		(.02)		(.02)		(.27)
Benefit to Common Shareholders from Tender Offer for Auction Market Preferred Shares (Note A-10)	—		.03		—		—		—
Total From Investment Operations Applicable to Common Shareholders	1.04		.33		1.55		.12		(9.59)
Less Distributions to Common Shareholders From:
Net Investment Income	(.24)		(.24)		(.24)		(.14)		(.91)
Net Capital Gains	—		—		—		—		(.70)
Tax Return of Capital	—		—		—		(.46)		(1.52)
Total Distributions to Common Shareholders	(.24)		(.24)		(.24)		(.60)		(3.13)
Accretive Effect of Common Share Tender Offers	.00		.00		.00		.01		—
Common Share Net Asset Value, End of Year	$5.18		$4.38		$4.29		$2.98		$3.45
Common Share Market Value, End of Year	$4.57		$3.88		$3.88		$2.61		$3.15
Total Return, Common Share Net Asset Value†	24.97%		8.23%		54.41%		17.65%		(70.68)%
Total Return, Common Share Market Value†	24.46%		6.01%		59.45%		12.86%		(70.89)%
Supplemental Data/Ratios††
Net Assets Applicable to Common Shareholders, End of Year (in millions)	$288.8		$257.2		$265.2		$194.0		$248.3
Preferred Shares Outstanding, End of Year (in millions)^^	$25		$1.4		$75.2		$75.2		$139.7
Preferred Shares Liquidation Value Per Share^^	$25,000		$25,000		$25,000		$25,000		$25,000
Ratios are Calculated Using Average Net Assets Applicable to Common Shareholders
Ratio of Gross Expenses#	1.96	%Ш	2.40	%Ш	2.37	%Ш	3.18	%Ш	1.72%
Ratio of Net Expenses‡	1.86	%Ш	2.21	%Ш	2.09	%Ш	2.87	%Ш	1.40	%‡‡
Ratio of Net Investment Income (Loss) Excluding Preferred Share DistributionsШШ^^	3.32%		4.42%		5.79%		8.34%		9.76%
Portfolio Turnover Rate	22%		19%		27%		41%		37	%ўў
Asset Coverage Per Preferred Share, End of Year@	$313,886		$4,536,869		$113,161		$89,510		$69,444
Loans Payable (in millions)	$80		$100		$53		$25		$—
Asset Coverage Per $1,000 of Loans Payable@@	$4,924		$3,586		$7,422		$11,770		$—

See Notes to Financial Highlights

Notes to Financial Highlights Real Estate Securities Income
Fund Inc.

†  Total return based on per share NAV reflects the effects of changes in NAV on the performance of the Fund during each fiscal period. Total return based on per share market value assumes the purchase of common shares at the market price on the first day and sale of common shares at the market price on the last day of the period indicated. Dividends and distributions, if any, are assumed to be reinvested at prices obtained under the Fund's distribution reinvestment plan. Results represent past performance and do not indicate future results. Current returns may be lower or higher than the performance data quoted. Investment returns may fluctuate and shares when sold may be worth more or less than original cost. Total return would have been lower if Management had not waived a portion of the investment management fee. The class actions proceeds listed in Note A-4 had no impact on total return.

#  Represents the annualized ratios of net expenses to average daily net assets if Management had not waived a portion of the investment management fee.

‡  After waiver of a portion of the investment management fee by Management. The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements. Had the Fund not received expense reductions related to expense offset arrangements, the annualized ratios of net expenses to average daily net assets applicable to common shareholders would have been:

Year Ended October 31,
2012	2011	2010	2009	2008
1.86%	2.21%	2.09%	2.87%	1.40%

@  Calculated by subtracting the Fund's total liabilities (excluding accumulated unpaid distributions on the Preferred Shares (AMPS prior to June 18, 2012)) from the Fund's total assets and dividing by the number of Preferred Shares/AMPS outstanding.

@@  Calculated by subtracting the Fund's total liabilities (excluding loans payable and accumulated unpaid distributions on the Preferred Shares (AMPS prior to June 18, 2012) from the Fund's total assets and dividing by the outstanding loans payable balance.

††  Expense ratios do not include the effect of distributions to preferred shareholders. Income ratios include income earned on assets attributable to the Preferred Shares (AMPS prior to June 18, 2012) outstanding.
Ø Interest expense is included in expense ratios. The annualized ratios of interest expense to average net assets applicable to common shareholders were:
Year Ended October 31,
2012	2011	2010	2009
.54%	.78%	.66%	.90%

¢  Calculated based on the average number of shares outstanding during each fiscal period.

¢¢  On March 7, 2008, Neuberger Berman Realty Income Fund Inc. ("NRI") merged with and into the Fund pursuant to an Agreement and Plan of Reorganization approved by each of the Fund's and NRI's shareholders. Portfolio turnover excludes purchases and sales of securities by NRI as the acquired fund prior to merger date.

‡‡  Includes merger-related expenses. If such expenses were not included, the annualized ratio of net expenses to average net assets applicable to common shareholders for the year ended October 31, 2008 would have been 1.36%.

^^  Prior to June 18, 2012, the Fund had AMPS outstanding. On September 26, 2012, the Fund issued 1,000 shares of Preferred Shares (see Note A-9 to Financial Statements).

ØØ The annualized ratios of preferred share distributions on AMPS to average net assets applicable to common shareholders were:

Year Ended October 31,
2012	2011	2010	2009	2008
.00%	.19%	.48%	1.03%	2.63%

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of
Neuberger Berman Real Estate Securities Income Fund Inc.

We have audited the accompanying statement of assets and liabilities of Neuberger Berman Real Estate Securities Income Fund Inc. (the "Fund"), including the schedule of investments, as of October 31, 2012, and the related statement of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2012 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Neuberger Berman Real Estate Securities Income Fund Inc. as of October 31, 2012, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
December 19, 2012

Distribution Reinvestment Plan

Computershare Shareowner Services LLC (the "Plan Agent") will act as Plan Agent for shareholders who have not elected in writing to receive dividends and distributions in cash (each a "Participant"), will open an account for each Participant under the Distribution Reinvestment Plan ("Plan") in the same name as their then current Shares are registered, and will put the Plan into effect for each Participant as of the first record date for a dividend or capital gains distribution.

Whenever the Fund declares a dividend or distribution with respect to the common stock of the Fund ("Shares"), each Participant will receive such dividends and distributions in additional Shares, including fractional Shares acquired by the Plan Agent and credited to each Participant's account. If on the payment date for a cash dividend or distribution, the net asset value is equal to or less than the market price per Share plus estimated brokerage commissions, the Plan Agent shall automatically receive such Shares, including fractions, for each Participant's account. Except in the circumstances described in the next paragraph, the number of additional Shares to be credited to each Participant's account shall be determined by dividing the dollar amount of the dividend or distribution payable on their Shares by the greater of the net asset value per Share determined as of the date of purchase or 95% of the then current market price per Share on the payment date.

Should the net asset value per Share exceed the market price per Share plus estimated brokerage commissions on the payment date for a cash dividend or distribution, the Plan Agent or a broker-dealer selected by the Plan Agent shall endeavor, for a purchase period lasting until the last business day before the next date on which the Shares trade on an "ex-dividend" basis, but in no event, except as provided below, more than 30 days after the payment date, to apply the amount of such dividend or distribution on each Participant's Shares (less their pro rata share of brokerage commissions incurred with respect to the Plan Agent's open-market purchases in connection with the reinvestment of such dividend or distribution) to purchase Shares on the open market for each Participant's account. No such purchases may be made more than 30 days after the payment date for such dividend or distribution except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities laws. If, at the close of business on any day during the purchase period the net asset value per Share equals or is less than the market price per Share plus estimated brokerage commissions, the Plan Agent will not make any further open-market purchases in connection with the reinvestment of such dividend or distribution. If the Plan Agent is unable to invest the full dividend or distribution amount through open-market purchases during the purchase period, the Plan Agent shall request that, with respect to the uninvested portion of such dividend or distribution amount, the Fund issue new Shares at the close of business on the earlier of the last day of the purchase period or the first day during the purchase period on which the net asset value per Share equals or is less than the market price per Share, plus estimated brokerage commissions, such Shares to be issued in accordance with the terms specified in the third paragraph hereof. These newly issued Shares will be valued at the then-current market price per Share at the time such Shares are to be issued.

For purposes of making the reinvestment purchase comparison under the Plan, (a) the market price of the Shares on a particular date shall be the last sales price on the New York Stock Exchange (or if the Shares are not listed on the New York Stock Exchange, such other exchange on which the Shares are principally traded) on that date, or, if there is no sale on such Exchange (or if not so listed, in the over-the-counter market) on that date, then the mean between the closing bid and asked quotations for such Shares on such Exchange on such date and (b) the net asset value per Share on a particular date shall be the net asset value per Share most recently calculated by or on behalf of the Fund. All dividends, distributions and other payments (whether made in cash or Shares) shall be made net of any applicable withholding tax.

Open-market purchases provided for above may be made on any securities exchange where the Fund's Shares are traded, in the over-the-counter market or in negotiated transactions and may be on such terms as to price, delivery and otherwise as the Plan Agent shall determine. Each Participant's uninvested funds held by the Plan Agent will not bear interest, and it is understood that, in any event, the Plan Agent shall have no liability in connection with any inability to purchase Shares within 30 days after the initial date of such purchase as herein provided, or with the timing of any purchases effected. The Plan Agent shall have no responsibility as to the value of the Shares acquired for each Participant's account. For the purpose of cash investments, the Plan Agent may commingle each Participant's funds with those of other shareholders of the Fund for whom the Plan Agent similarly acts as agent, and the average price (including brokerage commissions) of all Shares purchased by the Plan Agent as Plan Agent shall be the price per Share allocable to each Participant in connection therewith.

The Plan Agent may hold each Participant's Shares acquired pursuant to the Plan together with the Shares of other shareholders of the Fund acquired pursuant to the Plan in noncertificated form in the Plan Agent's name or that of the Plan Agent's nominee. The Plan Agent will forward to each Participant any proxy solicitation material and will vote any Shares so held for each Participant only in accordance with the instructions set forth on proxies returned by the Participant to the Fund.

The Plan Agent will confirm to each Participant each acquisition made for their account as soon as practicable but not later than 60 days after the date thereof. Although each Participant may from time to time have an undivided fractional interest (computed to three decimal places) in a Share, no certificates for a fractional Share will be issued. However, dividends and distributions on fractional Shares will be credited to each Participant's account. In the event of termination of a Participant's account under the Plan, the Plan Agent will adjust for any such undivided fractional interest in cash at the market value of the Shares at the time of termination, less the pro rata expense of any sale required to make such an adjustment.

Any Share dividends or split Shares distributed by the Fund on Shares held by the Plan Agent for Participants will be credited to their accounts. In the event that the Fund makes available to its shareholders rights to purchase additional Shares or other securities, the Shares held for each Participant under the Plan will be added to other Shares held by the Participant in calculating the number of rights to be issued to each Participant.

The Plan Agent's service fee for handling capital gains distributions or income dividends will be paid by the Fund. Participants will be charged their pro rata share of brokerage commissions on all open-market purchases.

Each Participant may terminate their account under the Plan by notifying the Plan Agent in writing. Such termination will be effective immediately if the Participant's notice is received by the Plan Agent not less than ten days prior to any dividend or distribution record date, otherwise such termination will be effective the first trading day after the payment date for such dividend or distribution with respect to any subsequent dividend or distribution. The Plan may be terminated by the Plan Agent or the Fund upon notice in writing mailed to each Participant at least 30 days prior to any record date for the payment of any dividend or distribution by the Fund.

These terms and conditions may be amended or supplemented by the Plan Agent or the Fund at any time or times but, except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority, only by mailing to each Participant appropriate written notice at least 30 days prior to the effective date thereof. The amendment or supplement shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Plan Agent receives written notice of the termination of their account under the Plan. Any such amendment may include an appointment by the Plan Agent in its place and stead of a successor Plan Agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Plan Agent under these terms and conditions. Upon any such appointment of any Plan Agent for the purpose of receiving dividends and distributions, the Fund will be authorized to pay to such successor Plan Agent, for each Participant's account, all dividends and distributions payable on Shares held in their name or under the Plan for retention or application by such successor Plan Agent as provided in these terms and conditions.

The Plan Agent shall at all times act in good faith and agrees to use its best efforts within reasonable limits to ensure the accuracy of all services performed under this Agreement and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by the Plan Agent's negligence, bad faith, or willful misconduct or that of its employees. These terms and conditions are governed by the laws of the State of Maryland.

Reinvested dividends and distributions are taxed in the same manner as cash dividends and distributions — i.e., reinvestment in additional Shares does not relieve shareholders of, or defer the need to pay, any income tax that may be payable (or that is required to be withheld) on Fund dividends and distributions. Participants should contact their tax professionals for information on how the Plan impacts their personal tax situation. For additional information about the Plan, please contact the Plan Agent at 1-866-227-2136 or 480 Washington Boulevard, Jersey City, NJ 07317.

Directory

Investment Manager and Administrator Neuberger Berman Management LLC 605 Third Avenue, 2nd Floor New York, NY 10158-0180 877.461.1899 or 212.476.8800	Stock Transfer Agent and Plan Agent Computershare Shareowner Services LLC 480 Washington Boulevard Jersey City, NJ 07317

Sub-Adviser Neuberger Berman LLC 605 Third Avenue New York, NY 10158-3698	Legal Counsel K&L Gates LLP 1601 K Street, NW Washington, DC 20006

Custodian State Street Bank and Trust Company 2 Avenue de Lafayette Boston, MA 02111	Independent Registered Public Accounting Firm Ernst & Young LLP 200 Clarendon Street Boston, MA 02116

Directors and Officers

The following tables set forth information concerning the directors ("Directors") and officers ("Officers") of the Fund. All persons named as Directors and Officers also serve in similar capacities for other funds administered or managed by Management and Neuberger. The Fund's Statement of Additional Information includes additional information about the Directors as of the time of the Fund's most recent public offering and is available upon request, without charge, by calling (877) 461-1899.

Information about the Board of Directors

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Director	Other Directorships Held Outside Fund Complex by Fund Director(3)
CLASS I
Independent Directors
Faith Colish (1935)	Director since 1982	Counsel, Carter Ledyard & Milburn LLP (law firm) since October 2002; formerly, Attorney-at-Law and President, Faith Colish, A Professional Corporation, 1980 to 2002.	50	Formerly, Director, 1997 to 2003, and Advisory Director, 2003 to 2006, ABA Retirement Funds (formerly, American Bar Retirement Association) (not-for-profit membership corporation).
Michael M. Knetter (1960)	Director since 2007	President and Chief Executive Officer, University of Wisconsin Foundation, since October 2010; formerly, Dean, School of Business, University of Wisconsin — Madison; formerly, Professor of International Economics and Associate Dean, Amos Tuck School of Business — Dartmouth College, 1998 to 2002.	50
Director, American Family Insurance (a mutual company, not publicly traded), since March 2009; formerly, Trustee, Northwestern Mutual Series Fund, Inc., 2007 to 2010; formerly, Director, Wausau Paper, 2005 to 2011; formerly, Director, Great Wolf Resorts, 2004 to 2009.

Peter P. Trapp (1944)	Director since 2003	Retired; formerly, Regional Manager for Mid-Southern Region, Ford Motor Credit Company, September 1997 to 2007; formerly, President, Ford Life Insurance Company, April 1995 to August 1997.	50	None.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Director	Other Directorships Held Outside Fund Complex by Fund Director(3)
Director who is an "Interested Person"
Robert Conti* (1956)	Chief Executive Officer, President and Director since 2008; prior thereto, Executive Vice President in 2008 and Vice President 2006 to 2008	Managing Director, Neuberger, since 2007; formerly, Senior Vice President, Neuberger, 2003 to 2006; formerly, Vice President, Neuberger, 1999 to 2003; President and Chief Executive Officer, Management, since 2008; formerly, Senior Vice President, Management, 2000 to 2008; Managing Director, Neuberger Berman Fixed Income LLC ("NBFI"), since 2009.	50	Director, Staten Island Mental Health Society, since 1994; formerly, Chairman of the Board, Staten Island Mental Health Society, 2008 to 2011.
CLASS II
Independent Directors
George W. Morriss (1947)	Director since 2007	Adjunct Faculty Member, Columbia University School of International Policy and Administration, since October 2012; formerly, Executive Vice President and Chief Financial Officer, People's Bank, Connecticut (a financial services company), 1991 to 2001.	50	Formerly, Manager, Larch Lane Multi-Strategy Fund complex (which consisted of three funds), 2006 to 2011; formerly, Member, NASDAQ Issuers' Affairs Committee, 1995 to 2003.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Director	Other Directorships Held Outside Fund Complex by Fund Director(3)
Jack L. Rivkin (1940)	Director since 2003; President, 2003 to 2008
Formerly, Executive Vice President and Chief Investment Officer, Neuberger Berman Holdings LLC (holding company), 2002 to August 2008 and 2003 to August 2008, respectively; formerly, Managing Director and Chief Investment Officer, Neuberger, December 2005 to August 2008 and 2003 to August 2008, respectively; formerly, Executive Vice President, Neuberger, December 2002 to 2005; formerly, Director and Chairman, Management, December 2002 to August 2008; formerly, Executive Vice President, Citigroup Investments, Inc., September 1995 to February 2002; formerly, Executive Vice President, Citigroup Inc., September 1995 to February 2002.
			50
Director, Idealab (private company), since 2009; Director, Distributed World Power (private company), since 2009; Director, Dale Carnegie and Associates, Inc. (private company), since 1999; Director, Solbright, Inc. (private company), since 1998; Director, SA Agricultural Fund, since 2009; Chairman and Director, Essential Brands (consumer products) since 2008; formerly, Director, New York Society of Security Analysts, 2006 to 2008.

Tom D. Seip (1950)	Director since 2003; Chairman of the Board since 2008; Lead Independent Director from 2006 to 2008	General Partner, Ridgefield Farm LLC (a private investment vehicle); formerly, President and CEO, Westaff, Inc. (temporary staffing), May 2001 to January 2002; formerly, Senior Executive, The Charles Schwab Corporation, 1983 to 1998, including Chief Executive Officer, Charles Schwab Investment Management, Inc.; Trustee, Schwab Family of Funds and Schwab Investments, 1997 to 1998; and Executive Vice President-Retail Brokerage, Charles Schwab & Co., Inc., 1994 to 1997.	50
Director, H&R Block, Inc. (financial services company), since May 2001; Chairman, Governance and Nominating Committee, H&R Block, Inc., since 2011; formerly, Chairman, Compensation Committee, H&R Block, Inc., 2006 to 2010; formerly, Director, Forward Management, Inc. (asset management company), 1999 to 2006.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Director	Other Directorships Held Outside Fund Complex by Fund Director(3)
CLASS III
Independent Directors
Martha C. Goss (1949)	Director since 2007	President, Woodhill Enterprises Inc./Chase Hollow Associates LLC (personal investment vehicle), since 2006; Chief Operating and Financial Officer, Hopewell Holdings LLC/ Amwell Holdings, LLC (a holding company for investments in the healthcare sector), since 2003; formerly, Consultant, Resources Connection (temporary staffing), 2002 to 2006.	50
Director, American Water (water utility), since 2003; Director, Channel Reinsurance (financial guaranty reinsurance), 2006 to 2010; Director, Allianz Life of New York (insurance), since 2005; Director, Financial Women's Association of New York (not-for-profit association), since 2003; Trustee Emerita, Brown University, since 1998; formerly, Director, Ocwen Financial Corporation (mortgage servicing), 2005 to 2010; formerly, Advisory Board Member, Attensity (software developer), 2005 to 2007; formerly, Director, Bank Leumi (commercial bank), 2005 to 2007; formerly, Director, Claire's Stores, Inc. (retailer), 2005 to 2007.

Howard A. Mileaf (1937)	Director since 2003	Retired; formerly, Vice President and General Counsel, WHX Corporation (holding company), 1993 to 2001.	50
Formerly, Director, Webfinancial Corporation (holding company), 2002 to 2008; formerly, Director, WHX Corporation (holding company), 2002 to 2005; formerly, Director, State Theatre of New Jersey (not-for-profit theatre), 2000 to 2005.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Director	Other Directorships Held Outside Fund Complex by Fund Director(3)
Candace L. Straight (1947)	Director since 2003	Private investor and consultant specializing in the insurance industry; formerly, Advisory Director, Securitas Capital LLC (a global private equity investment firm dedicated to making investments in the insurance sector), 1998 to December 2003.	50
Public Member, Board of Governors and Board of Trustees, Rutgers University, since 2011; Director, Montpelier Re Holdings Ltd. (reinsurance company), since 2006; formerly, Director, National Atlantic Holdings Corporation (property and casualty insurance company), 2004 to 2008; formerly, Director, The Proformance Insurance Company (property and casualty insurance company), 2004 to 2008; formerly, Director, Providence Washington Insurance Company (property and casualty insurance company), 1998 to 2006; formerly, Director, Summit Global Partners (insurance brokerage firm), 2000 to 2005.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Director	Other Directorships Held Outside Fund Complex by Fund Director(3)
Director who is an "Interested Person"
Joseph V. Amato* (1962)	Director since 2008
President and Director, Neuberger Berman Group LLC, since 2009; President and Chief Executive Officer, Neuberger and Neuberger Berman Holdings LLC (including its predecessor, Neuberger Berman Inc.), since 2007; Chief Investment Officer, Neuberger, since 2009; Chief Investment Officer (Equities) and Managing Director, Management, since 2009; Managing Director, NBFI since 2007; Board member of NBFI since 2006; formerly, Global Head of Asset Management of Lehman Brothers Holdings Inc.'s ("LBHI") Investment Management Division, 2006 to 2009; formerly, member of LBHI's Investment Management Division's Executive Management Committee, 2006 to 2009; formerly, Managing Director, Lehman Brothers Inc. ("LBI"), 2006 to 2008; formerly, Chief Recruiting and Development Officer, LBI, 2005 to 2006; formerly, Global Head of LBI's Equity Sales and a Member of its Equities Division Executive Committee, 2003 to 2005.
50
Member of Board of Advisors, McDonough School of Business, Georgetown University, since 2001; Member of New York City Board of Advisors, Teach for America, since 2005; Trustee, Montclair Kimberley Academy (private school), since 2007.

(1)  The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2)  The Board of Directors shall at times be divided as equally as possible into three classes of Directors designated Class I, Class II, and Class III. The terms of office of Class I, Class II, and Class III Directors shall expire at the annual meeting of shareholders held in 2015, 2013, and 2014, respectively, and at each third annual meeting of shareholders thereafter.

(3)  Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

*  Indicates a Fund Director who is an "interested person" within the meaning of the 1940 Act. Mr. Amato and Mr. Conti are interested persons of the Fund by virtue of the fact that each is an officer of Management, Neuberger and/or their affiliates.

Information about the Officers of the Fund

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served	Principal Occupation(s)(2)
Andrew B. Allard (1961)	Anti-Money Laundering Compliance Officer since 2003
Senior Vice President, Neuberger, since 2006 and Employee since 1999; Deputy General Counsel, Neuberger, since 2004; formerly, Vice President, Neuberger, 2000 to 2005; formerly, Employee, Management, 1994 to 1999; Anti-Money Laundering Compliance Officer, nine registered investment companies for which Management acts as investment manager and administrator (six since 2002, one since 2003, one since 2005 and one since 2006).

Claudia A. Brandon (1956)	Executive Vice President since 2008 and Secretary since 2003
Senior Vice President, Neuberger, since 2007 and Employee since 1999; Senior Vice President, Management, since 2008 and Assistant Secretary since 2004; formerly, Vice President, Neuberger, 2002 to 2006; formerly, Vice President-Mutual Fund Board Relations, Management, 2000 to 2008; formerly, Vice President, Management, 1986 to 1999 and Employee 1984 to 1999; Executive Vice President, nine registered investment companies for which Management acts as investment manager and administrator (nine since 2008); Secretary, nine registered investment companies for which Management acts as investment manager and administrator (three since 1985, three since 2002, one since 2003, one since 2005 and one since 2006).

Anthony DiBernardo (1979)	Assistant Treasurer since 2011
Vice President, Neuberger, since 2009; Employee, Management, since 2003; Assistant Treasurer, nine registered investment companies for which Management acts as investment manager and administrator (nine since 2011).

Maxine L. Gerson (1950)	Executive Vice President since 2008 and Chief Legal Officer since 2005 (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002)
Managing Director, Neuberger, since 2009, and Deputy General Counsel and Assistant Secretary, Neuberger, since 2001; Managing Director, Management, since 2009, and Secretary and General Counsel, Management, since 2004; formerly, Senior Vice President, Neuberger, 2002 to 2009; formerly, Senior Vice President, Management, 2006 to 2009; Executive Vice President, nine registered investment companies for which Management acts as investment manager and administrator (nine since 2008); Chief Legal Officer (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002), nine registered investment companies for which Management acts as investment manager and administrator (eight since 2005 and one since 2006).

Sheila R. James (1965)	Assistant Secretary since 2003
Vice President, Neuberger, since 2008 and Employee since 1999; formerly, Assistant Vice President, Neuberger, 2007; formerly, Employee, Management, 1991 to 1999; Assistant Secretary, nine registered investment companies for which Management acts as investment manager and administrator (six since 2002, one since 2003, one since 2005 and one since 2006).

Brian Kerrane (1969)	Vice President since 2008
Senior Vice President, Neuberger, since 2006; formerly, Vice President, Neuberger, 2002 to 2006; Vice President, Management, since 2008 and Employee since 1991; Vice President, nine registered investment companies for which Management acts as investment manager and administrator (nine since 2008).

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served	Principal Occupation(s)(2)
Kevin Lyons (1955)	Assistant Secretary since 2003
Assistant Vice President, Neuberger, since 2008 and Employee since 1999; formerly, Employee, Management, 1993 to 1999; Assistant Secretary, nine registered investment companies for which Management acts as investment manager and administrator (seven since 2003, one since 2005 and one since 2006).

Owen F. McEntee, Jr. (1961)	Vice President since 2008
Vice President, Neuberger, since 2006; Employee, Management, since 1992; Vice President, nine registered investment companies for which Management acts as investment manager and administrator (nine since 2008).

John M. McGovern (1970)	Treasurer and Principal Financial and Accounting Officer since 2005
Senior Vice President, Neuberger, since 2007; formerly, Vice President, Neuberger, 2004 to 2006; Employee, Management, since 1993; Treasurer and Principal Financial and Accounting Officer, nine registered investment companies for which Management acts as investment manager and administrator (eight since 2005 and one since 2006); formerly, Assistant Treasurer, eight registered investment companies for which Management acts as investment manager and administrator, 2002 to 2005.

Frank Rosato (1971)	Assistant Treasurer since 2005
Vice President, Neuberger, since 2006; Employee, Management, since 1995; Assistant Treasurer, nine registered investment companies for which Management acts as investment manager and administrator (eight since 2005 and one since 2006).

Neil S. Siegel (1967)	Vice President since 2008
Managing Director, Management, since 2008; Managing Director, Neuberger, since 2006; formerly, Senior Vice President, Neuberger, 2004 to 2006; Vice President, nine registered investment companies for which Management acts as investment manager and administrator (nine since 2008).

Chamaine Williams (1971)	Chief Compliance Officer since 2005
Senior Vice President, Neuberger, since 2007; Chief Compliance Officer, Management, since 2006; Chief Compliance Officer, nine registered investment companies for which Management acts as investment manager and administrator (eight since 2005 and one since 2006); formerly, Senior Vice President, LBI, 2007 to 2008; formerly, Vice President, LBI, 2003 to 2006; formerly, Chief Compliance Officer, Lehman Brothers Asset Management Inc., 2003 to 2007; formerly, Chief Compliance Officer, Lehman Brothers Alternative Investment Management LLC, 2003 to 2007.

(1)  The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2)  Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 1-800-877-9700 (toll-free) and on the website of the Securities and Exchange Commission at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available, without charge, by calling 1-800-877-9700 (toll-free), on the website of the Securities and Exchange Commission at www.sec.gov, and on Management's website at www.nb.com.

Quarterly Portfolio Schedule

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 1-800-877-9700 (toll-free).

Notice to Shareholders

In early 2013 you will receive information to be used in filing your 2012 tax returns, which will include a notice of the exact tax status of all distributions paid to you by the Fund during calendar year 2012. Please consult your own tax advisor for details as to how this information should be reflected on your tax returns.

Recent Market Conditions:

The financial crisis in the U.S. and global economies over the past several years, including the European sovereign debt and banking crises, has resulted, and may continue to result, in an unusually high degree of volatility in the financial markets and the economy at large. Both domestic and international equity and fixed income markets have been experiencing heightened volatility and turmoil, with issuers that have exposure to the real estate, mortgage and credit markets, and the sovereign debt of certain nations or their political subdivisions, particularly affected. It is uncertain how long these conditions will continue.

These market conditions have resulted in fixed income instruments experiencing unusual liquidity issues, increased price volatility and, in some cases, credit downgrades and increased likelihood of default. These events have reduced the willingness and ability of some lenders to extend credit, and have made it more difficult for borrowers to obtain financing on attractive terms, if at all. As a result, the values of many types of securities have been reduced, including, but not limited to, mortgage-backed, asset-backed and corporate debt securities. During times of market turmoil, investors tend to look to the safety of securities issued or backed by the U.S. Treasury, causing the prices of these securities to rise and the yield to decline.

The reduced liquidity in fixed income and credit markets may negatively affect many issuers worldwide. Illiquidity in these markets may mean there is less money available to purchase raw materials and goods and services, which may, in turn, bring down the prices of these economic staples. The values of some sovereign debt and of securities of issuers that hold that sovereign debt have fallen. These events and the potential for continuing market turbulence may have an adverse effect on the Fund. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region.

Mortgage-backed securities have been especially affected by these market events. Beginning in 2008, the market for mortgage-related securities experienced substantially, often dramatically, lower valuations and greatly reduced liquidity. Markets for other asset-backed securities have also been affected. In the mortgage sector, there have been rising delinquency rates. These defaults have caused an unexpected degree of losses for lenders. Traditional market participants have been less willing to make a market in some types of debt instruments, which has affected the liquidity of those instruments. Illiquid investments may be harder to value, especially in changing markets. Some financial institutions and other enterprises may have large exposure to certain types of securities, such as mortgage-backed securities, which could have a negative effect on the broader economy. Events in the financial markets and the broader economy are continuing to erode the tax bases of many state and local governments, as well as their access to the credit markets. This has put downward pressure on the value of many municipal securities. Some traditional insurers of municipal securities have also experienced financial stress.

The U.S. federal government and certain foreign central banks have acted to calm credit markets and increase confidence in the U.S. and world economies. Certain of these entities have injected liquidity into the markets and taken other steps in an effort to stabilize the markets and grow the economy. Others have opted for austerity, which may limit growth, at least in the short to medium term. The ultimate effect of these efforts is only beginning to reveal itself. Changes in government policies may exacerbate the market's difficulties and withdrawal of this support, or other policy changes by governments or central banks, could negatively affect the value and liquidity of certain securities.

The situation in the financial markets has resulted in calls for increased regulation, and the need of many financial institutions for government help has given lawmakers and regulators new leverage. The Dodd-Frank Wall Street Reform and Consumer Protection Act (the "Dodd-Frank Act") has initiated a dramatic revision of the U.S. financial regulatory framework that will continue to unfold over several years. The Dodd-Frank Act covers a broad range of topics, including (among many others) a reorganization of federal financial regulators; a process intended to improve financial systemic stability and the resolution of potentially insolvent financial firms; new rules for derivatives trading; the creation of a consumer financial protection watchdog; the registration and additional regulation of hedge and private equity fund managers; and new federal requirements for residential mortgage loans. Instruments in which the Funds may invest, or the issuers of such instruments, may be affected by the new legislation and regulation in ways that are unforeseeable. Many of the implementing regulations have not yet been finalized. Accordingly, the ultimate impact of the Dodd-Frank Act, including on the derivative instruments in which the Fund may invest, is not yet certain.

The statutory provisions of the Dodd-Frank Act significantly change in several respects the ways in which investment products are marketed, sold, settled or terminated. In particular, the Dodd-Frank Act mandates the elimination of references to credit ratings in numerous securities laws, including the 1940 Act. Certain interest rate and credit default swap derivatives have been and other derivatives may be mandated for central clearing under the Dodd-Frank Act, which likely will require technological and other changes to Fund operations and the market in which it will trade. Central clearing will also entail the use of assets of the Fund to satisfy margin calls and this may have an effect on the performance of the Fund. The regulators have not yet issued final regulations implementing all of the Dodd-Frank Act's margin requirements and clearing mandates, although they have issued final clearing determinations for certain interest rate and credit default swaps.

The regulators that have been charged with the responsibility for implementing these portions of the Dodd-Frank Act (i.e., the SEC and the CFTC) have been active in proposing and adopting regulations and guidance on the use of derivatives by funds governed by the 1940 Act. The CFTC recently adopted a revision to one of its rules that will either restrict the use of derivatives by a 1940 Act fund so that, other than futures, options on futures, or swaps used for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums on these positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options that are "in-the-money" at the time of purchase are "in-the-money") may not exceed 5% of a fund's net asset value, or alternatively, the aggregate net notional value of those positions may not exceed 100% of a fund's net asset value (after taking into account unrealized profits and unrealized losses on any such positions), or require the fund's adviser to register as a commodity pool operator. These CFTC changes will take effect at the end of this year. The SEC is reviewing its current guidance on the use of derivatives by 1940 Act funds and may issue new guidance. It is not clear whether or when such new guidance will be published or what the content of such guidance may be.

Because the situation in the markets is widespread, it may be difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of these market conditions.

Report of Votes of Shareholders

An annual meeting of shareholders of the Fund was held on July 25, 2012. Shareholders voted to elect four Class I Directors to serve until the annual meeting of shareholders in 2015, or until their successors are elected and qualified. Class II Directors (which include George W. Morriss, Tom D. Seip and Jack L. Rivkin) and Class III Directors (which include Martha C. Goss, Howard A. Mileaf, Candace L. Straight and Joseph V. Amato) continue to hold office until the annual meeting in 2013 and 2014, respectively.

To elect four Class I Directors to serve until the annual meeting of shareholders in 2015.

Common Shares

	Votes For	Votes Withheld	Abstentions	Broker Non-Votes
Faith Colish	41,729,067	1,942,079	—	—
Robert Conti	41,775,481	1,895,665	—	—
Michael M. Knetter	41,854,399	1,816,747	—	—
Peter P. Trapp	41,834,615	1,836,531	—	—

Board Consideration of the Management and Sub-Advisory Agreements

At a meeting held on October 25, 2012, the Board of the Fund, including the Directors who are not "interested persons" of Management (including its affiliates) or the Fund ("Independent Fund Directors"), approved the continuance of the Fund's Management and Sub-Advisory Agreements ("Agreements").

In evaluating the Agreements, the Board, including the Independent Fund Directors, reviewed materials furnished by Management and Neuberger Berman LLC ("Neuberger") in response to questions submitted by counsel for the Independent Fund Directors, and met with senior representatives of Management and Neuberger regarding their personnel and operations. The Independent Fund Directors were advised by counsel that is experienced in Investment Company Act of 1940 matters and that is independent of Management and Neuberger. The Independent Fund Directors received a memorandum from independent counsel discussing the legal standards for their consideration of the proposed continuance of the Agreements. They met with such counsel separately from representatives of Management to discuss the annual contract review. The annual contract review extends over three regular meetings of the Board to ensure that Management and Neuberger have time to respond to any questions the Independent Fund Directors may have on their initial review of the report and that the Independent Fund Directors have time to consider those responses. One of those meetings was devoted primarily to reviewing and discussing Fund performance.

The Board considered the following factors, among others, in connection with its approval of the continuance of the Agreements: (1) the nature, extent, and quality of the services provided by Management and Neuberger; (2) the performance of the Fund compared to relevant market indices and a peer group of investment companies; (3) the costs of the services provided and profits or losses realized by Management and its affiliates from their relationship with the Fund; (4) the extent to which economies of scale might be realized as the Fund grows; and (5) whether fee levels reflect any such potential economies of scale for the benefit of investors in the Fund. In their deliberations, the Board members did not identify any particular information that was all-important or controlling, and each Director may have attributed different weights to the various factors.

The Board evaluated the terms of the Agreements, the overall fairness of the Agreements to the Fund and whether the Agreements were in the best interests of the Fund and its shareholders.

With respect to the nature, extent and quality of the services provided, the Board considered the performance of the Fund and the experience and staffing of the portfolio management personnel of Management and Neuberger who perform services for the Fund. The Board noted that Management also provides certain administrative services, including fund accounting and compliance oversight. The Board also considered Management's and Neuberger's policies and practices regarding brokerage and allocation of portfolio transactions by Management. The Board's Portfolio Transactions and Pricing Committee from time to time reviewed the quality of the execution services that Management had provided, and periodically reviews studies by an independent firm engaged to review and evaluate the quality of brokerage execution received by the Fund. The Board also reviewed whether Management and Neuberger used brokers to execute Fund transactions that provide research and other services to Management and Neuberger, and the types of benefits potentially derived from such services by Management, Neuberger, the Fund and other clients of Management and Neuberger. In addition, the Board noted the positive compliance history of Management and Neuberger, as each firm has been free of significant reported compliance problems. As in past years, the Board also considered the manner in which Management addressed various non-routine matters that arose during the year, some of them a result of developments in the broader fund industry or the regulations governing it.

The Board considered the performance of the Fund on both a market return and net asset value basis relative to its benchmark and the average performance of composite peer groups of closed-end investment companies pursuing broadly similar strategies. The Fund outperformed its peer groups and/or relevant market indices for certain measurement periods. The Board discussed with Management the Fund's performance and steps that Management had taken, or intended to take, to improve the Fund's performance. The Board also reviewed during the period performance in relation to certain measures of the degree of investment risk undertaken by the portfolio managers.

With respect to the overall fairness of the Agreements, the Board considered the fee structure for the Fund under the Agreements as compared to a peer group of comparable funds and any fall-out benefits likely to accrue to Management or Neuberger or their affiliates from their relationship with the Fund. The Board also considered the profitability of Management and its affiliates from their association with the Fund.

The Board reviewed a comparison of the Fund's management fee and overall expense ratio to a peer group of broadly comparable funds. The Board considered the mean and median of the management fees and expense ratios of the peer group. The Board considered whether specific portfolio management or administration needs contributed to the management fee and noted that because different fund groups may include different services in their management and administration agreements, exact comparisons are difficult. With regard to the sub-advisory fee paid to Neuberger, the Board noted that this fee is "at cost." In addition, the Board considered the contractual and voluntary waiver of a portion of the management fee undertaken by Management.

The Board considered whether there were other funds or separate accounts that were advised or sub-advised by Management or its affiliates with similar investment objectives, policies and strategies as the Fund. The Board compared the fees charged to the Fund at various asset levels to the fees charged to an advised fund, a sub-advised fund and/or a separate account, each managed in a similar style to the Fund. The Board considered the appropriateness and reasonableness of the differences between the fees charged to the Fund and any such funds and/or separate accounts and determined that the differences in fees were consistent with the management and other services provided.

The Board also evaluated any apparent or anticipated economies of scale in relation to the services Management provides to the Fund. The Board considered that the Fund is a closed-end fund that is not continuously offering shares and that, without daily inflows and outflows of capital, there are limited opportunities for significant economies of scale to be realized by Management in managing the Fund's assets.

In concluding that the benefits accruing to Management and its affiliates by virtue of their relationship to the Fund were reasonable in comparison with the costs of providing the investment advisory and other services and the benefits accruing to the Fund, the Board reviewed specific data as to Management's profit or loss on the Fund for a recent period. The Board also carefully examined Management's cost allocation methodology. The Board recognized that Management should be entitled to earn a reasonable level of profits for services it provides to the Fund and, based on this review, concluded that Management's level of profitability was not excessive.

Conclusions

In approving the Agreements, the Board concluded that the terms of each Agreement are fair and reasonable to the Fund and that approval of the Agreements is in the best interests of the Fund and its shareholders. In reaching this determination, the Board considered that Management and Neuberger could be expected to provide a high level of service to the Fund; that the performance of the Fund was satisfactory over time; that the Fund's fee structure appeared to the Board to be reasonable given the nature and quality of services provided; and that the benefits accruing to Management and its affiliates by virtue of their relationship to the Fund were reasonable in comparison with the benefits accruing to the Fund.

Neuberger Berman Management LLC
605 Third Avenue 2nd Floor
New York, NY 10158–0180
Internal Sales & Services
877.461.1899
www.nb.com

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Fund. This report is prepared for the general information of shareholders and is not an offer of shares of the Fund.

 H0650 12/12

Item 2. Code of Ethics.

The Board of Directors (“Board”) of Neuberger Berman Real Estate Securities Income Fund Inc. (“Registrant”) adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (“Code of Ethics”). For the period covered by this Form N-CSR, there were no amendments to the Code of Ethics and there were no waivers from the Code of Ethics granted to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

A copy of the Code of Ethics is incorporated by reference to the Registrant’s Form N-CSR, Investment Company Act file number 811-21421 (filed on July 10, 2006).  The Code of Ethics is also available, without charge, by calling 1-800-877-9700 (toll-free).

Item 3. Audit Committee Financial Expert.

The Board has determined that the Registrant has three audit committee financial experts serving on its audit committee.  The Registrant’s audit committee financial experts are Martha Goss, George Morriss and Candace Straight. Ms. Goss, Mr. Morriss and Ms. Straight are independent directors as defined by Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Ernst & Young LLP (“E&Y”) serves as independent registered public accounting firm to the Registrant.

(a) Audit Fees

The aggregate fees billed for professional services rendered by E&Y for the audit of the annual financial statements or services that are normally provided by E&Y in connection with statutory and regulatory filings or engagements were $41,000 and $42,200 for the fiscal years ended 2011 and 2012, respectively.

(b) Audit-Related Fees

The aggregate fees billed to the Registrant for assurance and related services by E&Y that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported above in Audit Fees were $6,650 and $0 for the fiscal years ended 2011 and 2012, respectively.  The nature of the services provided involved agreed upon procedures relating to the Preferred Shares.  The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2011 and 2012, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

The fees billed to other entities in the investment company complex for assurance and related services by E&Y that are reasonably related to the performance of the audit that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2011 and 2012, respectively.  The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2011 and 2012, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(c) Tax Fees

The aggregate fees billed to the Registrant for professional services rendered by E&Y for tax compliance, tax advice, and tax planning were $10,250 and $10,850 for the fiscal years ended 2011 and 2012, respectively.  The nature of the services provided were tax compliance, tax advice, and tax planning.  The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2011 and 2012, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

The fees billed to other entities in the investment company complex for professional services rendered by E&Y for tax compliance, tax advice, and tax planning that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2011 and 2012, respectively.  The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2011 and 2012, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(d) All Other Fees

The aggregate fees billed to the Registrant for products and services provided by E&Y, other than services reported in Audit Fees, Audit-Related Fees, and Tax Fees were $0 and $0 for the fiscal years ended 2011 and 2012, respectively.  The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2011 and 2012, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

The fees billed to other entities in the investment company complex for products and services provided by E&Y, other than services reported in Audit Fees, Audit-Related Fees, and Tax Fees, that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2011 and 2012, respectively.  The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2011 and 2012, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(e) Audit Committee’s Pre-Approval Policies and Procedures

(1) The Audit Committee’s pre-approval policies and procedures for the Registrant to engage an accountant to render audit and non-audit services delegate to each member of the Committee the power to pre-approve services between meetings of the Committee.

(2) None of the services described in paragraphs (b) through (d) above were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Hours Attributed to Other Persons

Not applicable.

(g) Non-Audit Fees

Non-audit fees billed by E&Y for services rendered to the Registrant were $16,900 and $10,850 for the fiscal years ended 2011 and 2012, respectively.

Non-audit fees billed by E&Y for services rendered to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant were $0 and $0 for the fiscal years ended 2011 and 2012, respectively.

(h) The Audit Committee of the Board considered whether the provision of non-audit services rendered to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant that were not pre-approved by the Audit Committee because the engagement did not relate directly to the operations and financial reporting of the Registrant is compatible with maintaining E&Y’s independence.

Item 5. Audit Committee of Listed Registrants.

The Board has established a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (“Exchange Act").  Its members are Martha C. Goss (Vice Chair), George W. Morriss (Chair), Tom D. Seip and Candace L. Straight.

Item 6. Schedule of Investments.

The complete schedule of investments for the Registrant is disclosed in the Registrant’s Annual Report, which is included as Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Board has delegated to Neuberger Berman Management LLC (“NB Management”) the responsibility to vote proxies related to the securities held in the Registrant’s portfolio. Under this authority, NB Management is required by the Board to vote proxies related to portfolio securities in the best interests of the Registrant and its stockholders. The Board permits NB Management to contract with a third party to obtain proxy voting and related services, including research of current issues.

NB Management has implemented written Proxy Voting Policies and Procedures (“Proxy Voting Policy”) that are designed to reasonably ensure that NB Management votes proxies prudently and in the best interest of its advisory clients for whom NB Management has voting authority, including the Registrant. The Proxy Voting Policy also describes how NB Management addresses any conflicts that may arise between its interests and those of its clients with respect to proxy voting.

NB Management’s Proxy Committee is responsible for developing, authorizing, implementing and updating the Proxy Voting Policy, overseeing the proxy voting process and engaging and overseeing any independent third-party vendors as voting delegate to review, monitor and/or vote proxies. In order to apply the Proxy Voting Policy noted above in a timely and consistent manner, NB Management utilizes Glass, Lewis & Co. (“Glass Lewis”) to vote proxies in accordance with NB Management’s voting guidelines.

NB Management’s guidelines adopt the voting recommendations of Glass Lewis.  NB Management retains final authority and fiduciary responsibility for proxy voting. NB Management believes that this process is reasonably designed to address material conflicts of interest that may arise between NB Management and a client as to how proxies are voted.

In the event that an investment professional at NB Management believes that it is in the best interests of a client or clients to vote proxies in a manner inconsistent with NB Management’s proxy voting guidelines or in a manner inconsistent with Glass Lewis recommendations, the Proxy Committee will review information submitted by the investment professional to determine that there is no material conflict of interest between NB Management and the client with respect to the voting of the proxy in that manner.

If the Proxy Committee determines that the voting of a proxy as recommended by the investment professional presents a material conflict of interest between NB Management and the client or clients with respect to the voting of the proxy, the Proxy Committee shall: (i) take no further action, in which case Glass Lewis shall vote such proxy in accordance with the proxy voting guidelines or as Glass Lewis recommends; (ii) disclose such conflict to the client or clients and obtain written direction from the client as to how to vote the proxy; (iii) suggest that the client or clients engage another party to determine how to vote the proxy; or (iv) engage another independent third party to determine how to vote the proxy.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) The following Portfolio Managers have day-to-day management responsibility of the Registrant’s portfolio as of the date of the filing of this Form N-CSR.

Steve S. Shigekawa is a Vice President of NB Management and a Senior Vice President of Neuberger Berman LLC. He has been a co-portfolio manager of the Registrant since 2008 and was an associate portfolio manger of the Registrant from 2005 to 2008. Prior to that, he was an analyst with the firm covering REIT securities since 2002.

Brian Jones, CFA, is a Vice President of NB Management and Neuberger Berman LLC. He has been co-portfolio manager of the Registrant since 2008. After joining the firm in 1999, he was an associate analyst. In 2003, he became an analyst covering REIT securities and was named an associate portfolio manager for separately managed accounts investing in REIT securities in 2007.

(a)(2) The table below describes the other accounts for which the Registrant’s Portfolio Managers have day-to-day management responsibility as of October 31, 2012.

Type of Account	Number of Accounts Managed	Total Assets Managed ($ millions)	Number of Accounts Managed for which Advisory Fee is Performance-Based	Assets Managed for which Advisory Fee is Performance-Based ($ millions)
Steven S. Shigekawa
Registered Investment Companies*	2	$674	-	-
Other Pooled Investment Vehicles	-	-	-	-
Other Accounts**	17	$158	-	-
Brian Jones
Registered Investment Companies*	2	$674	-	-
Other Pooled Investment Vehicles	-	-	-	-
Other Accounts**	17	$674	-	-

*Registered Investment Companies include: Mutual Funds.
**Other Accounts include: Institutional Separate Accounts, Sub-Advised Accounts and Managed Accounts (WRAP Accounts).

Conflicts of Interest

Actual or apparent conflicts of interest may arise when a Portfolio Manager has day-to-day management responsibilities with respect to more than one fund or other account. The management of multiple funds and accounts (including proprietary accounts) may give rise to actual or potential conflicts of interest if the funds and accounts have different or similar objectives, benchmarks, time horizons, and fees, as the Portfolio Manager must allocate his time and investment ideas across multiple funds and accounts.  A Portfolio Manager may execute transactions for another fund or account that may adversely impact the value of securities held by the Registrant, and which may include transactions that are directly contrary to the positions taken by the Registrant.  For example, a Portfolio Manager may engage in short sales of securities for another account that are the same type of securities in which the Registrant also invests.  In such a case, a Portfolio Manager could be seen as harming the performance of the Registrant for the benefit of the account engaging in short sales if the short sales cause the market value of the securities to fall.  Additionally, if a Portfolio Manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Registrant may not be able to take full advantage of that opportunity.  If one account were to buy or sell portfolio securities shortly before another account bought or sold the same securities, it could affect the price paid or received by the second account.  Securities selected for funds or accounts other than the Registrant may outperform the securities selected for the Registrant.  Finally, a conflict of interest may arise if NB Management and a Portfolio Manager have a financial incentive to favor one account over another, such as a performance-based management fee that applies to one account but not the Registrant or other accounts for which the Registrant’s Portfolio Manager is responsible.

NB Management, Neuberger Berman LLC and the Registrant have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

(a)(3) Compensation (as of October 31, 2012)

Neuberger Berman's compensation philosophy is one that focuses on rewarding performance and incentivizing its employees.  We are also focused on creating a compensation process that it believes is fair, transparent, and competitive with the market.

Compensation for Portfolio Managers consists of fixed and variable compensation but is more heavily weighted on the variable portion of total compensation and reflects individual performance, overall contribution to the team, collaboration with colleagues across Neuberger Berman and, most importantly, overall investment performance.  In particular, the bonus for a Portfolio Manager is determined by using a formula and may or may not contain a discretionary component.  If applicable, the discretionary component is determined on the basis of a variety of criteria, including investment performance (including the pre-tax three-year track record in order to emphasize long-term performance and in certain instances the one-year and five-year track records), utilization of central resources (including research, sales and operations/support), business building to further the longer term sustainable success of the investment team, effective team/people management, and overall contribution to the success of Neuberger Berman.  In addition, compensation of portfolio managers at other comparable firms is considered, with an eye toward remaining competitive with the market.

The terms of long-term retention incentives are as follows:

Employee-Owned Equity.  An integral part of the Acquisition (the management buyout of Neuberger Berman in 2009) was implementing an equity ownership structure which embodies the importance of incentivizing and retaining key investment professionals.

Most of the senior Portfolio Managers on the mutual fund teams are key shareholders in the equity ownership structure.  Currently, on a yearly basis, the equity ownership allocations will be re-evaluated and re-allocated based on performance and other key metrics.  Employee equity and preferred stock is subject to vesting and other terms and conditions.

Contingent Compensation Plan. Neuberger Berman has also established the Neuberger Berman Group Contingent Compensation Plan pursuant to which a certain percentage of a Portfolio Manager’s compensation is deemed contingent and vests over a three-year period.  Under the plan, participating Portfolio Managers and other participating employees who are members of mutual fund investment teams will receive a cash return on their contingent compensation with a portion of such return being determined based on the team’s investment performance, as well as the performance of a portfolio of other investment funds managed by Neuberger Berman Group investment professionals.

Restrictive Covenants. Portfolio Managers who have received equity interests have agreed to certain restrictive covenants, which impose obligations and restrictions on the use of confidential information and the solicitation of Neuberger Berman employees and clients over a specified period of time if the Portfolio Manager leaves the firm.

Other Accounts. Certain Portfolio Managers may manage products other than mutual funds, such as high net worth separate accounts.  For the management of these accounts, a Portfolio Manager may generally receive a percentage of pre-tax revenue determined on a monthly basis less certain deductions (e.g., a “finder’s fee” or “referral fee” paid to a third party).  The percentage of revenue a Portfolio Manager receives will vary based on certain revenue thresholds.

(a)(4) Ownership of Securities

Set forth below is the dollar range of equity securities beneficially owned by the Registrant’s Portfolio Managers in the Registrant as of October 31, 2012.

Portfolio Manager	Dollar Range of Equity Securities Owned in the Registrant
Steven S. Shigekawa	A
Brian Jones	A
A = None	E = $100,001-$500,000
B = $1-$10,000	F = $500,001-$1,000,000
C = $10,001 - $50,000	G = Over $1,000,000
D =$50,001-$100,000

(b) Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

This table shows the purchases by or on behalf of the Registrant, or affiliated purchasers of the Registrant, of any class of the Registrant's equity securities that is registered by the Registrant pursuant to Section 12 of the Exchange Act.

	(a)	(b)	(c)	(d)
Period	Total Number of Shares Purchased	Average Price Paid per Share	Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs
November 1 through November 30*	2,936,202	$3.97	2,936,202	2,936,202
December 1 through December 31	N/A	N/A	N/A	N/A
January 1 through January 31	N/A	N/A	N/A	N/A
February 1 through February 28	N/A	N/A	N/A	N/A
March 1 through March 31	N/A	N/A	N/A	N/A
April 1 through April 30	N/A	N/A	N/A	N/A
May 1 through May 31	N/A	N/A	N/A	N/A
June 1 through June 30	N/A	N/A	N/A	N/A
July 1 through July 31	N/A	N/A	N/A	N/A
August 1 through August 31	N/A	N/A	N/A	N/A
September 1 through September 30	N/A	N/A	N/A	N/A
October 1 through October 31	N/A	N/A	N/A	N/A
Total	2,936,202	N/A	2,936,202	2,936,202

*
In 2009, the Registrant’s Board authorized a semi-annual common share tender offer program consisting of up to four tender offers over a two-year period (“Tender Offer Program”). Under the Tender Offer Program, if the Registrant’s common shares traded at an average daily discount to net asset value per share (“NAV”) of greater than 10% during a 12-week measurement period, the Registrant conducted a tender offer for between 5% and 20% of its outstanding common shares at a price equal to 98% of its NAV per share determined on the day the tender offer expires.

During the fourth and final measurement period under the Tender Offer Program, July 11, 2011 to October 4, 2011, the Fund traded at an average daily discount to NAV of greater than 10% and, therefore, conducted a tender offer that commenced October 31, 2011 and expired November 29, 2011, for up to 5% of its outstanding common shares at a price equal to 98% of its NAV per share determined on the day the tender offer expired. Under the terms of the tender offer, on December 5, 2011, the Fund accepted 2,936,202 common shares, representing approximately 5% of its then outstanding common shares. Final payment was made at $3.97 per share, representing 98% of the NAV per share on November 29, 2011

Item 10.  Submission of Matters to a Vote of Security Holders.

There were no changes to the procedures by which stockholders may recommend nominees to the Board.

Item 11. Controls and Procedures.

(a)
Based on an evaluation of the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “Act”)) as of a date within 90 days of the filing date of this document, the Chief Executive Officer and Treasurer and Principal Financial and Accounting Officer of the Registrant have concluded that such disclosure controls and procedures are effectively designed to ensure that information required to be disclosed by the Registrant on Form N-CSR and Form N-Q is accumulated and communicated to the Registrant’s management to allow timely decisions regarding required disclosure.

(b)
There were no significant changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	A copy of the Code of Ethics is incorporated by reference to the Registrant’s Form N-CSR, Investment Company Act file number 811-21421 (filed July 10, 2006).

(a)(2)	The certifications required by Rule 30a-2(a) of the Act and Section 302 of the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley Act”) are filed herewith.

(a)(3)	Not applicable to the Registrant.

(b)	The certifications required by Rule 30a-2(b) of the Act and Section 906 of the Sarbanes-Oxley Act are filed herewith.

The certifications provided pursuant to Rule 30a-2(b) of the Act and Section 906 of the Sarbanes-Oxley Act are not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liability of that section.  Such certifications will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Registrant specifically incorporates them by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Neuberger Berman Real Estate Securities Income Fund Inc.

By:	/s/ Robert Conti
Robert Conti
Chief Executive Officer

Date: January 4, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Robert Conti
Robert Conti
Chief Executive Officer

Date: January 4, 2013

By:	/s/ John M. McGovern
John M. McGovern
Treasurer and Principal Financial
and Accounting Officer

 Date:  January 4, 2013